UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Sean O’Malley, Esq. Senior Vice President and Deputy General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Timothy W. Diggins, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Annual Report
September 30, 2021
State Street Institutional Investment Trust
State Street U.S. Core Equity Fund
State Street Income Fund
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust
Annual Report
September 30, 2021

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327 or visiting www.ssga.com. Please read the prospectus carefully before you invest.

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State Street Institutional Investment Trust
Notes to Performance — September 30, 2021 (Unaudited)
The information provided on the performance pages relates to the State Street U.S. Core Equity Fund and State Street Income Fund (each, a “Fund” and collectively, the “Funds”).
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.
The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Investment Trust and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

State Street U.S. Core Equity Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street U.S. Core Equity Fund (the “Fund”) seek long-term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 9-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 15.73%* and the Index was 15.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Outperformance in semiconductors and industrials, with underperformance in healthcare holdings, were three primary drivers of Fund performance during the Reporting Period relative to the Index.
The Fund benefitted significantly from both an overweight and outperformance in the semiconductor space. We believe semiconductors have become less cyclical in recent years as chip technology has proliferated throughout the economy. This long-term view has led to overweights in a number of very strong players in the space. Most notable among these has been Applied Materials, a semiconductor equipment manufacturer with competitive advantages driven by its proprietary technology. The company’s stock more than doubled during the Reporting Period.
The industrial sector was relatively weak during the Reporting Period, but the Fund had strong stock selection, most notably in a high quality cyclical like United Rentals, an equipment rental company which benefits from infrastructure spend, and a more sustainable grower like Waste Management.
In healthcare, the biggest detractor was pharmaceutical company Merck. In our view, Merck has been a dominant player in an industry with high barriers to entry. It has benefited from strong cash flow and diversified high margin businesses with further scope for growth. It has a strong oncology business and, with its vaccine and animal health businesses, is less exposed to patent cliffs than other competitors. But with all of these advantages, it suffered in the Reporting Period for lack of a clear catalyst and no direct COVID-19 treatment. We should note that this changed as the period ended as Merck announced an anti-viral drug that has proven effective against COVID sending the stock higher.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures contributed modestly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Microsoft, Alphabet, and Applied Materials. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Qualcomm, Vertex Pharmaceuticals, and Magna International.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* The performance of the Fund includes performance of its Predecessor Fund (See Note 1 in the Notes to Financial Statements) during the Reporting Period prior to May 24, 2021
2	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Performance Summary — September 30, 2021 (Unaudited)
Sector Allocation
Portfolio Composition as a % of Fair Value of $6,800,681 (in thousands) as of September 30, 2021 (a)
Top Ten Largest Holdings
as of September 30, 2021 (as a % of Fair Value) (a)
Microsoft Corp.	6.17%
Apple Inc.	4.89%
Amazon.com Inc.	4.83%
Alphabet Inc., Class A	3.71%
Visa Inc., Class A	2.77%
Facebook Inc., Class A	2.75%
JPMorgan Chase & Co.	2.62%
UnitedHealth Group Inc.	1.96%
Lowe's Companies Inc.	1.77%
Alphabet Inc., Class C	1.76%

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street U.S. Core Equity Fund	3

State Street U.S. Core Equity Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2021
Inception date: 1/1/80
	Nine Month	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street U.S. Core Equity Fund	15.73%	30.02%	17.85%	16.87%	$47,550
S&P 500® Index	15.92%	30.00%	16.90%	16.64%	$46,586
Change in Value of a $10,000 Investment
4	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,090.40	$1,024.30
Expenses Paid During Period	$ 0.84	$ 0.81

State Street U.S. Core Equity Fund	5

State Street U.S. Core Equity Fund
Schedule of Investments — September 30, 2021
	Number of Shares	Fair Value
Common Stock - 98.7% †
Aerospace & Defense - 0.6%
Raytheon Technologies Corp. (a)	457,893	$ 39,360,482
Apparel Retail - 1.3%
Ross Stores Inc.	815,293	88,744,643
Application Software - 3.3%
Adobe Inc. (b)	80,902	46,576,899
Intuit Inc.	29,143	15,722,940
salesforce.com Inc. (b)	389,125	105,538,483
Splunk Inc. (b)	372,484	53,902,160
		221,740,482
Asset Management & Custody Banks - 0.2%
Blackstone Inc.	140,755	16,375,437
Auto Parts & Equipment - 0.7%
Magna International Inc.	638,189	48,017,340
Automotive Retail - 0.6%
O'Reilly Automotive Inc. (b)	67,682	41,357,763
Biotechnology - 1.5%
Biogen Inc. (b)	53,480	15,134,305
BioMarin Pharmaceutical Inc. (b)	304,418	23,528,467
Vertex Pharmaceuticals Inc. (b)	340,051	61,681,851
		100,344,623
Building Products - 0.9%
Allegion PLC	149,986	19,825,149
Trane Technologies PLC	236,207	40,781,139
		60,606,288
Cable & Satellite - 1.6%
Charter Communications Inc., Class A (b)	37,694	27,424,647
Comcast Corp., Class A	1,483,230	82,957,054
		110,381,701
Communications Equipment - 0.2%
Cisco Systems Inc.	270,098	14,701,434
Construction Materials - 0.3%
Martin Marietta Materials Inc.	56,853	19,425,533
	Number of Shares	Fair Value
Data Processing & Outsourced Services - 5.7%
Fidelity National Information Services Inc.	672,607	$ 81,842,820
Mastercard Inc., Class A	213,755	74,318,338
PayPal Holdings Inc. (b)	170,462	44,355,917
Visa Inc., Class A	846,128	188,475,012
		388,992,087
Diversified Banks - 2.6%
JPMorgan Chase & Co.	1,088,747	178,216,996
Diversified Support Services - 1.0%
Cintas Corp.	76,280	29,036,745
IAA Inc. (b)	727,163	39,681,285
		68,718,030
Electric Utilities - 0.9%
NextEra Energy Inc.	763,652	59,961,955
Electronic Components - 2.2%
Amphenol Corp., Class A	896,227	65,630,703
Corning Inc.	2,308,416	84,234,100
		149,864,803
Environmental & Facilities Services - 1.0%
Waste Management Inc.	448,789	67,031,125
Financial Exchanges & Data - 1.1%
CME Group Inc.	129,773	25,095,502
MSCI Inc.	23,964	14,578,260
S&P Global Inc.	65,065	27,645,468
Tradeweb Markets Inc., Class A	104,895	8,473,418
		75,792,648
Footwear - 0.4%
NIKE Inc., Class B	182,910	26,564,019
Healthcare Equipment - 3.4%
Becton Dickinson & Co.	140,264	34,479,696
Boston Scientific Corp. (b)	1,916,447	83,154,635
Edwards Lifesciences Corp. (b)	200,785	22,730,870
Medtronic PLC	399,854	50,121,699
Zimmer Biomet Holdings Inc.	284,449	41,631,956
		232,118,856
Healthcare Services - 0.7%
Cigna Corp.	220,586	44,152,494

See Notes to Schedules of Investments and Notes to Financial Statements.
6	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Home Improvement Retail - 2.1%
Lowe's Companies Inc.	591,935	$ 120,079,934
The Home Depot Inc.	67,384	22,119,472
		142,199,406
Hotels, Resorts & Cruise Lines - 1.1%
Marriott International Inc., Class A (b)	498,152	73,771,330
Household Products - 1.3%
Colgate-Palmolive Co.	306,930	23,197,769
The Procter & Gamble Co.	480,846	67,222,271
		90,420,040
Hypermarkets & Super Centers - 0.4%
Walmart Inc.	174,574	24,332,124
Industrial Conglomerates - 1.5%
Honeywell International Inc.	491,428	104,320,336
Industrial Gases - 1.4%
Air Products & Chemicals Inc.	361,499	92,583,509
Industrial Machinery - 1.5%
Parker-Hannifin Corp.	271,302	75,861,465
Xylem Inc.	199,947	24,729,445
		100,590,910
Insurance Brokers - 0.3%
Marsh & McLennan Companies Inc.	122,288	18,518,072
Integrated Oil & Gas - 0.8%
Chevron Corp.	327,100	33,184,295
Exxon Mobil Corp.	400,938	23,583,173
		56,767,468
Interactive Home Entertainment - 0.2%
Activision Blizzard Inc.	212,633	16,455,668
Interactive Media & Services - 8.2%
Alphabet Inc., Class C (b)	44,878	119,613,782
Alphabet Inc., Class A (b)	94,309	252,136,998
Facebook Inc., Class A (b)	552,545	187,528,247
		559,279,027
Internet & Direct Marketing Retail - 4.8%
Amazon.com Inc. (b)	100,015	328,553,276
	Number of Shares	Fair Value
Investment Banking & Brokerage - 0.7%
The Charles Schwab Corp.	628,062	$ 45,748,036
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	79,246	25,352,380
Life & Health Insurance - 0.2%
Lincoln National Corp.	154,000	10,587,500
Life Sciences Tools & Services - 0.6%
IQVIA Holdings Inc. (b)	184,013	44,078,474
Managed Healthcare - 2.6%
Humana Inc.	108,960	42,401,784
UnitedHealth Group Inc.	340,108	132,893,800
		175,295,584
Movies & Entertainment - 2.3%
Netflix Inc. (b)	106,786	65,175,767
The Walt Disney Co. (b)	557,954	94,389,078
		159,564,845
Multi-Line Insurance - 0.3%
American International Group Inc.	371,637	20,399,155
Multi-Sector Holdings - 1.1%
Berkshire Hathaway Inc., Class B (b)	281,318	76,782,935
Multi-Utilities - 1.4%
Sempra Energy	770,061	97,412,717
Oil & Gas Equipment & Services - 0.3%
Schlumberger N.V.	589,641	17,476,959
Oil & Gas Exploration & Production - 1.6%
ConocoPhillips	1,211,335	82,092,173
Pioneer Natural Resources Co.	142,084	23,658,407
		105,750,580
Packaged Foods & Meats - 1.4%
Mondelez International Inc., Class A	1,658,314	96,480,709
Personal Products - 0.4%
The Estee Lauder Companies Inc., Class A	95,847	28,747,391

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	7

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2021
	Number of Shares	Fair Value
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	767,788	$ 45,430,016
Elanco Animal Health Inc. (b)	355,300	11,330,517
Johnson & Johnson	358,313	57,867,549
Merck & Company Inc.	1,446,196	108,623,782
Viatris Inc. (a)	1,956,829	26,515,033
		249,766,897
Property & Casualty Insurance - 1.2%
Chubb Ltd.	454,070	78,772,064
Railroads - 0.5%
Union Pacific Corp.	189,150	37,075,292
Regional Banks - 3.5%
First Republic Bank	394,326	76,057,599
Regions Financial Corp.	5,042,196	107,449,197
SVB Financial Group (b)	81,446	52,685,788
		236,192,584
Restaurants - 0.6%
McDonald's Corp.	174,370	42,042,351
Semiconductor Equipment - 1.3%
Applied Materials Inc.	689,600	88,772,208
Semiconductors - 4.9%
Advanced Micro Devices Inc. (b)	335,597	34,532,931
NVIDIA Corp.	387,586	80,292,316
QUALCOMM Inc. (a)	847,702	109,336,604
Texas Instruments Inc.	557,568	107,170,145
		331,331,996
Soft Drinks - 0.8%
PepsiCo Inc.	375,967	56,549,196
Specialized REITs - 1.1%
American Tower Corp.	272,491	72,321,836
	Number of Shares	Fair Value
Specialty Chemicals - 0.5%
DuPont de Nemours Inc.	229,566	$ 15,608,193
Ecolab Inc.	42,707	8,909,534
PPG Industries Inc. (a)	76,902	10,997,755
		35,515,482
Systems Software - 7.0%
Microsoft Corp.	1,488,326	419,588,866
Oracle Corp.	299,632	26,106,936
ServiceNow Inc. (b)	51,560	32,084,241
		477,780,043
Technology Hardware, Storage & Peripherals - 4.9%
Apple Inc.	2,350,685	332,621,927
Trading Companies & Distributors - 1.2%
United Rentals Inc. (b)	227,204	79,732,700
Trucking - 0.1%
Lyft Inc., Class A (b)	88,604	4,748,288
Wireless Telecommunication Services - 0.3%
T-Mobile US Inc. (b)	147,785	18,881,012
Total Common Stock (Cost $4,046,292,980)		6,706,041,046
Short-Term Investments - 1.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (c)(d) (Cost $94,639,589)	94,639,589	94,639,589
Total Investments (Cost $4,140,932,569)		6,800,680,635
Liabilities in Excess of Other Assets, net - (0.1)%		(4,997,030)
NET ASSETS - 100.0%		$ 6,795,683,605

Other Information:
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	December 2021	163	$ 36,337,004	$ 35,026,662	$ (1,310,342)
See Notes to Schedules of Investments and Notes to Financial Statements.
8	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2021
During the period ended September 30, 2021, average notional values related to long and short futures contracts were $17,588,827 and $1,113,636, respectively.
(a)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)	Non-income producing security.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
Abbreviations:
REIT - Real Estate Investment Trust
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 6,706,041,046	$ —	$ —	$ 6,706,041,046
Short-Term Investments	94,639,589	—	—	94,639,589
Total Investments in Securities	$ 6,800,680,635	$ —	$ —	$ 6,800,680,635
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (1,310,342)	$ —	$ —	$ (1,310,342)
Total Other Financial Instruments	$ (1,310,342)	$ —	$ —	$ (1,310,342)
Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	—	$—	$254,748,376	$160,108,787	$—	$—	94,639,589	$94,639,589	$3,799
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	9

State Street Income Fund
Management Discussion of Fund Performance — September 30, 2021 (Unaudited)
The State Street Income Fund (the “Fund”) seeks high current income and preservation of capital. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).
For the 9-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was -0.93%*, and the Index was -1.55%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation and security selection, which each had a positive impact, were the primary drivers of Fund performance during the Reporting Period relative to the Index.Our view in the first quarter of 2021 was that the economic recovery from COVID-19 would continue due to emergency economic US fiscal and monetary stimulus, which was expected to persist throughout the Reporting Period, and the announcement of several effective COVID-19 vaccines announced during the previous Reporting Period. The completion of a US Democratic government elected during the Reporting Period additionally boosted the economic outlook, as investors saw the potential for large-scale government infrastructure spending. As a function of our positive outlook and the perception that credit spreads were on the cheap side of long-term fair value, the Fund maintained an over-weight allocation to credit sectors, with an emphasis on investment-grade rated credit. Credit performance versus duration-equivalent treasuries was positive over the Reporting Period, with investment-grade-credit and high-yield out-performing risk-free assets during the Reporting Period. The Fund’s asset allocation over-weight to investment-grade credit and high yield, generated positive excess returns to the Index. Security selection in the commercial mortgage-backed securities, agency mortgage-backed securities, and investment-grade credit allocations generated positive excess returns as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities.
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of treasury futures and index credit default swaps contributed to Fund performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
* The performance of the Fund includes performance of its Predecessor Fund (See Note 1 in the Notes to Financial Statements) during the Reporting Period prior to May 24, 2021.
10	State Street Income Fund

State Street Income Fund
Performance Summary — September 30, 2021 (Unaudited)
Sector Allocation
Portfolio Composition as a % of Fair Value of $2,100,594 (in thousands) as of September 30, 2021 (a)
Quality Ratings
as of September 30, 2021 as a % of Fair Value (a)*
Moody’s / S&P / Rating	Percentage of Fair Value
Aaa / AAA	17.08%
Aa / AA	48.54%
A / A	6.91%
Baa / BBB	23.57%
Ba / BB and lower	3.25%
NR / Other	0.65%
100.00%

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
State Street Income Fund	11

State Street Income Fund
Performance Summary, continued — September 30, 2021 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2021
Inception date: 1/3/80
	Nine Month	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Income Fund	(0.93)%	0.79%	3.32%	3.57%	$14,199
Bloomberg U.S. Aggregate Bond Index	(1.55)%	(0.90)%	2.94%	3.01%	$13,455
Change in Value of a $10,000 Investment
12	State Street Income Fund

State Street Income Fund
Understanding Your Fund’s Expenses — September 30, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value April 1, 2021	$1,000.00	$1,000.00
Ending Account Value September 30, 2021	$1,022.10	$1,024.10
Expenses Paid During Period	$ 0.96	$ 0.96

State Street Income Fund	13

State Street Income Fund
Schedule of Investments — September 30, 2021
	Principal Amount	Fair Value
Bonds and Notes - 96.5% †
U.S. Treasuries - 24.9%
U.S. Treasury Bonds
1.13%, 05/15/40 (a)	$ 31,243,000	$ 27,010,550
1.25%, 05/15/50 (a)	4,846,000	3,965,391
2.25%, 08/15/46 (a)	14,668,000	15,151,586
3.00%, 08/15/48 (a)	32,000,000	38,140,000
U.S. Treasury Notes
0.13%, 12/15/23 (a)	19,226,000	19,138,882
0.25%, 07/31/25 (a)	57,423,000	56,332,860
0.75%, 04/30/26 - 01/31/28 (a)	191,361,000	186,944,492
1.38%, 01/31/22 (a)	58,061,000	58,312,749
1.63%, 05/15/31 (a)	56,119,000	56,785,413
2.63%, 02/15/29 (a)	11,129,000	12,137,566
		473,919,489
Agency Mortgage Backed - 26.4%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49 (a)	50,587,955	53,661,060
4.50%, 06/01/33 - 02/01/35 (a)	47,242	52,597
5.00%, 07/01/35 (a)	434,578	494,584
5.50%, 01/01/38 - 04/01/39 (a)	773,022	892,199
6.00%, 06/01/33 - 11/01/37 (a)	1,593,031	1,841,914
6.50%, 07/01/29 (a)	12,806	13,787
7.00%, 01/01/27 - 08/01/36 (a)	362,629	419,712
7.50%, 01/01/28 - 09/01/33 (a)	28,199	30,948
8.00%, 11/01/30 (a)	2,267	2,555
8.50%, 04/01/30 (a)	4,919	6,159
Federal National Mortgage Assoc.
2.50%, 02/01/51 - 03/01/51 (a)	82,952,271	85,983,606
3.00%, 03/01/50 (a)	9,979,529	10,433,084
3.50%, 08/01/45 - 01/01/48 (a)	21,035,184	22,647,995
4.00%, 01/01/41 - 01/01/50 (a)	26,905,227	29,288,032
4.50%, 07/01/33 - 12/01/48 (a)	12,860,543	14,222,855
5.00%, 03/01/34 - 05/01/39 (a)	1,139,901	1,296,667
5.50%, 12/01/32 - 01/01/39 (a)	3,929,843	4,500,474
	Principal Amount	Fair Value
6.00%, 02/01/33 - 05/01/41 (a)	$ 7,346,566	$ 8,520,697
6.50%, 10/01/28 - 08/01/36 (a)	254,786	283,709
7.00%, 10/01/32 - 02/01/34 (a)	38,563	42,689
7.50%, 11/01/22 - 03/01/33 (a)	133,398	149,945
8.00%, 06/01/24 - 10/01/31 (a)	52,691	57,088
8.50%, 04/01/30 (a)	11,232	13,473
9.00%, 03/01/22 - 12/01/22 (a)	1,681	1,687
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
1.85%, 04/01/37 (a)(b)	14,549	14,901
Federal National Mortgage Assoc. TBA
2.00%, 10/01/36 - 10/01/51 (c)	54,421,457	55,073,340
3.00%, 10/01/51 (c)	85,747,998	89,714,700
Government National Mortgage Assoc.
3.00%, 12/20/42 - 05/20/45 (a)	53,313,908	56,563,488
3.50%, 08/20/48 (a)	9,539,508	10,098,321
4.00%, 01/20/41 - 04/20/43 (a)	6,548,778	7,210,623
4.50%, 08/15/33 - 03/20/41 (a)	2,575,531	2,885,989
5.00%, 08/15/33 (a)	140,888	156,512
6.00%, 04/15/27 - 04/15/35 (a)	500,247	573,532
6.50%, 01/15/24 - 09/15/36 (a)	350,919	389,189
7.00%, 03/15/26 - 10/15/36 (a)	248,621	278,431
7.50%, 11/15/22 - 10/15/28 (a)	78,813	82,840
8.00%, 12/15/29 - 05/15/30 (a)	1,046	1,165
Government National Mortgage Assoc. 1.50% + 1 year CMT
1.88%, 04/20/24 (a)(b)	445	450
2.00%, 01/20/24 - 03/20/24 (a)(b)	565	571
2.13%, 11/20/21 - 10/20/25 (a)(b)	3,259	3,293
2.25%, 08/20/23 - 09/20/24 (a)(b)	946	953

See Notes to Schedules of Investments and Notes to Financial Statements.
14	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Government National Mortgage Assoc. TBA
2.50%, 10/01/51 (c)	$ 23,737,000	$ 24,498,720
3.00%, 10/01/51 (c)	20,029,653	20,925,780
		503,330,314
Agency Collateralized Mortgage Obligations - 0.7%
Federal Home Loan Mortgage Corp.
0.08%, 09/25/43 (a)(b)(d)	4,141,069	17,623
2.51%, 07/25/29 (a)	6,504,000	6,934,091
4.05%, 09/25/28 (a)(b)	2,313,000	2,690,434
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/30 (a)(d)	397,609	10,156
5.50%, 06/15/33 (a)(d)	136,335	21,472
7.50%, 07/15/27 (a)(d)	5,258	768
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
6.50%, 08/15/25 (a)(b)(d)**	16,668	—
Federal Home Loan Mortgage Corp. STRIPS
0.00%, 08/01/27 (a)(e)	3,752	3,578
8.00%, 02/01/23 - 07/01/24 (a)(d)	6,815	525
Federal National Mortgage Assoc. REMIC
1.10%, 12/25/42 (a)(b)(d)	596,601	19,078
5.00%, 02/25/40 - 09/25/40 (a)(d)	388,588	42,190
8.00%, 05/25/22 (a)(d)	1	3
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.91%, 07/25/38 (a)(b)(d)	172,085	22,713
Federal National Mortgage Assoc. REMIC 6.55% - 1 month USD LIBOR
6.46%, 11/25/41 (a)(b)(d)	19,869,823	3,906,553
Federal National Mortgage Assoc. STRIPS
0.01%, 12/25/34 (a)(e)	126,187	113,444
4.50%, 08/25/35 - 01/25/36 (a)(d)	294,667	38,778
5.00%, 03/25/38 - 05/25/38 (a)(d)	181,736	33,379
5.50%, 12/25/33 (a)(d)	51,198	10,069
6.00%, 01/25/35 (a)(d)	203,959	32,253
7.50%, 11/25/23 (a)(d)	17,858	929
	Principal Amount	Fair Value
8.00%, 08/25/23 - 07/25/24 (a)(d)	$ 12,953	$ 1,031
8.50%, 07/25/22 (a)(d)	494	7
9.00%, 05/25/22 (a)(d)**	67	—
		13,899,074
Asset Backed - 0.9%
CarMax Auto Owner Trust 2018-3
3.13%, 06/15/23 (a)	365,386	367,582
Chase Funding Trust 2004-1
4.99%, 11/25/33 (a)(f)	372,099	372,098
Enterprise Fleet Financing 2019-1 LLC
3.07%, 10/20/24 (a)(g)	4,214,000	4,266,675
Ford Credit Auto Owner Trust 2020-B
0.56%, 10/15/24 (a)	8,079,000	8,101,331
Santander Retail Auto Lease Trust 2019-B
2.30%, 01/20/23 (a)(g)	4,612,115	4,632,611
		17,740,297
Corporate Notes - 36.1%
3M Co.
3.13%, 09/19/46 (a)	765,000	790,214
7-Eleven Inc.
0.95%, 02/10/26 (a)(g)	2,685,000	2,630,924
Abbott Laboratories
3.75%, 11/30/26 (a)	569,000	638,088
4.90%, 11/30/46 (a)	463,000	626,768
AbbVie Inc.
2.60%, 11/21/24 (a)	1,094,000	1,149,980
2.95%, 11/21/26 (a)	1,081,000	1,158,291
3.20%, 05/14/26 - 11/21/29 (a)	1,583,000	1,706,002
3.25%, 10/01/22 (a)	746,000	762,226
3.45%, 03/15/22 (a)	1,638,000	1,652,709
4.05%, 11/21/39 (a)	450,000	516,920
4.25%, 11/21/49 (a)	670,000	793,267
4.63%, 10/01/42 (a)	84,000	101,406
4.70%, 05/14/45 (a)	157,000	193,799
4.88%, 11/14/48 (a)	149,000	190,960
Advance Auto Parts Inc.
3.90%, 04/15/30 (a)	1,810,000	2,002,150
AEP Texas Inc.
3.45%, 05/15/51 (a)	1,167,000	1,213,330
Aetna Inc.
3.50%, 11/15/24 (a)	568,000	610,753

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	15

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Aircastle Ltd.
4.25%, 06/15/26 (a)	$ 796,000	$ 869,630
Alcoa Nederland Holding BV
5.50%, 12/15/27 (a)(g)	1,047,000	1,123,975
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	358,000	366,259
3.80%, 09/23/49 (a)(g)	200,000	221,900
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (a)	456,000	430,049
4.70%, 07/01/30 (a)	275,000	326,200
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (a)	300,000	321,741
4.00%, 12/06/37 (a)	450,000	490,361
4.20%, 12/06/47 (a)	339,000	373,734
Ally Financial Inc.
5.75%, 11/20/25 (a)	426,000	486,973
Altria Group Inc.
3.40%, 05/06/30 - 02/04/41 (a)	596,000	584,115
4.00%, 02/04/61 (a)	225,000	216,477
4.25%, 08/09/42 (a)	62,000	64,480
4.45%, 05/06/50 (a)	299,000	315,188
4.50%, 05/02/43 (a)	209,000	224,140
Amazon.com Inc.
1.50%, 06/03/30 (a)	336,000	326,619
2.50%, 06/03/50 (a)	414,000	388,560
2.70%, 06/03/60 (a)	321,000	302,000
2.88%, 05/12/41 (a)	704,000	724,585
3.25%, 05/12/61 (a)	527,000	559,621
4.25%, 08/22/57 (a)	136,000	172,764
Ameren Corp.
2.50%, 09/15/24 (a)	1,616,000	1,688,623
3.65%, 02/15/26 (a)	351,000	381,474
America Movil SAB de C.V.
3.13%, 07/16/22 (a)	1,469,000	1,499,922
4.38%, 04/22/49 (a)	300,000	367,455
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	331,000	359,241
American Electric Power Company Inc.
2.30%, 03/01/30 (a)	385,000	383,506
3.25%, 03/01/50 (a)	321,000	320,961
American International Group Inc.
4.25%, 03/15/29 (a)	476,000	544,901
4.50%, 07/16/44 (a)	455,000	555,550
	Principal Amount	Fair Value
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter)
5.75%, 04/01/48 (a)(b)	$ 138,000	$ 158,410
American Tower Corp.
1.50%, 01/31/28 (a)	1,306,000	1,266,637
2.90%, 01/15/30 (a)	459,000	477,732
3.70%, 10/15/49 (a)	260,000	280,912
3.80%, 08/15/29 (a)	565,000	625,636
American Water Capital Corp.
2.95%, 09/01/27 (a)	415,000	446,382
Amgen Inc.
2.00%, 01/15/32	2,416,000	2,329,386
2.45%, 02/21/30 (a)	191,000	195,189
3.00%, 01/15/52	805,000	777,380
3.15%, 02/21/40 (a)	771,000	785,927
3.38%, 02/21/50 (a)	210,000	217,241
4.56%, 06/15/48 (a)	378,000	467,076
4.66%, 06/15/51 (a)	157,000	198,186
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	934,000	1,024,888
4.70%, 02/01/36 (a)	232,000	280,453
4.90%, 02/01/46 (a)	508,000	630,870
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (a)	515,000	564,260
4.00%, 04/13/28 (a)	165,000	186,204
4.35%, 06/01/40 (a)	501,000	584,001
4.38%, 04/15/38 (a)	812,000	947,945
4.50%, 06/01/50 (a)	397,000	474,995
4.60%, 04/15/48 (a)	293,000	350,753
4.75%, 04/15/58 (a)	229,000	281,079
5.55%, 01/23/49 (a)	533,000	721,623
Anthem Inc.
2.88%, 09/15/29 (a)	257,000	270,611
3.30%, 01/15/23 (a)	532,000	551,849
3.60%, 03/15/51 (a)	282,000	307,983
3.70%, 09/15/49 (a)	257,000	282,633
ANZ New Zealand International Ltd.
3.45%, 01/21/28 (a)(g)	887,000	976,738
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51	806,000	777,798

See Notes to Schedules of Investments and Notes to Financial Statements.
16	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Apollo Management Holdings LP
2.65%, 06/05/30 (a)(g)	$ 389,000	$ 392,820
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95%, 01/14/50 (a)(b)(g)	476,000	496,301
Apple Inc.
2.20%, 09/11/29 (a)	513,000	528,077
2.65%, 02/08/51 (a)	787,000	757,259
2.80%, 02/08/61 (a)	562,000	540,425
2.95%, 09/11/49 (a)	339,000	344,438
3.35%, 02/09/27 (a)	248,000	273,328
3.45%, 02/09/45 (a)	862,000	952,484
3.85%, 08/04/46 (a)	775,000	904,720
Applied Materials Inc.
4.35%, 04/01/47 (a)	293,000	365,066
Aptiv PLC
4.40%, 10/01/46 (a)	351,000	414,506
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	303,000	322,404
Ares Capital Corp.
2.88%, 06/15/28 (a)	1,759,000	1,785,666
3.25%, 07/15/25 (a)	3,612,000	3,794,550
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	881,000	936,767
Ascension Health
4.85%, 11/15/53 (a)	574,000	815,907
Ashtead Capital Inc.
1.50%, 08/12/26 (g)	600,000	593,202
Astrazeneca Finance LLC
1.75%, 05/28/28 (a)	1,132,000	1,138,701
AstraZeneca PLC
3.00%, 05/28/51 (a)	534,000	550,394
4.00%, 01/17/29 (a)	235,000	268,398
4.38%, 08/17/48 (a)	128,000	162,085
AT&T Inc.
1.70%, 03/25/26 (a)	3,255,000	3,297,152
2.30%, 06/01/27 (a)	811,000	840,018
2.75%, 06/01/31 (a)	1,622,000	1,665,762
3.30%, 02/01/52 (a)	1,754,000	1,689,155
3.85%, 06/01/60 (a)	757,000	783,381
4.35%, 03/01/29 (a)	779,000	893,256
4.50%, 05/15/35 (a)	556,000	650,470
4.55%, 03/09/49 (a)	301,000	350,277
4.75%, 05/15/46 (a)	178,000	212,619
4.80%, 06/15/44 (a)	376,000	447,869
4.85%, 03/01/39 (a)	725,000	868,775
5.25%, 03/01/37 (a)	377,000	466,756
	Principal Amount	Fair Value
5.35%, 12/15/43 (a)	$ 415,000	$ 514,820
5.45%, 03/01/47 (a)	362,000	472,338
Athene Holding Ltd.
4.13%, 01/12/28 (a)	397,000	440,924
6.15%, 04/03/30 (a)	775,000	976,484
Avangrid Inc.
3.15%, 12/01/24 (a)	959,000	1,021,853
Baidu, Inc.
2.38%, 10/09/30 (a)	765,000	750,893
Bain Capital Specialty Finance Inc.
2.95%, 03/10/26 (a)	1,172,000	1,194,760
Bank of America Corp.
3.25%, 10/21/27 (a)	286,000	308,708
4.18%, 11/25/27 (a)	977,000	1,088,515
4.25%, 10/22/26 (a)	965,000	1,086,715
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09%, 06/14/29 (a)(b)	1,759,000	1,757,487
Bank of America Corp. (2.59% fixed rate until 04/29/30; 2.15% + SOFR thereafter)
2.59%, 04/29/31 (a)(b)	2,192,000	2,235,928
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12%, 01/20/23 (a)(b)	600,000	604,956
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter)
3.37%, 01/23/26 (a)(b)	415,000	443,432
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42%, 12/20/28 (a)(b)	468,000	507,635
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56%, 04/23/27 (a)(b)	767,000	834,312
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71%, 04/24/28 (a)(b)	1,035,000	1,137,330

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	17

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95%, 01/23/49 (a)(b)	$ 622,000	$ 722,260
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24%, 04/24/38 (a)(b)	646,000	754,851
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27%, 07/23/29 (a)(b)	232,000	263,067
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30%, 12/31/99 (a)(b)	1,031,000	1,053,991
Barclays PLC
4.38%, 01/12/26 (a)	911,000	1,016,093
4.84%, 05/09/28 (a)	276,000	312,322
Barclays PLC (2.65% fixed rate until 06/24/30; 1.90% + 1 year CMT Rate thereafter)
2.65%, 06/24/31 (a)(b)	1,414,000	1,424,732
Barclays PLC (2.85% fixed rate until 05/07/25; 2.71% + SOFR thereafter)
2.85%, 05/07/26 (a)(b)	1,320,000	1,385,300
Barclays PLC (4.97% fixed rate until 05/16/28; 1.90% + 3 month USD LIBOR thereafter)
4.97%, 05/16/29 (a)(b)	507,000	589,707
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	87,000	117,683
BAT Capital Corp.
2.73%, 03/25/31 (a)	784,000	772,703
4.39%, 08/15/37 (a)	578,000	617,240
4.54%, 08/15/47 (a)	261,000	271,925
4.70%, 04/02/27 (a)	492,000	555,532
4.91%, 04/02/30 (a)	515,000	590,350
BAT International Finance PLC
1.67%, 03/25/26 (a)	501,000	501,251
Bayer US Finance II LLC
3.88%, 12/15/23 (a)(g)	608,000	646,748
Baylor Scott & White Holdings
2.84%, 11/15/50 (a)	122,000	120,804
	Principal Amount	Fair Value
Becton Dickinson & Co.
3.70%, 06/06/27 (a)	$ 447,000	$ 494,199
3.73%, 12/15/24	9,000	9,730
4.67%, 06/06/47 (a)	58,000	72,222
4.69%, 12/15/44 (a)	67,000	83,153
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	255,000	277,978
3.70%, 07/15/30 (a)	576,000	648,420
3.80%, 07/15/48 (a)	225,000	253,962
4.25%, 10/15/50 (a)	491,000	594,267
6.13%, 04/01/36 (a)	229,000	317,012
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (a)	521,000	501,541
2.85%, 10/15/50 (a)	387,000	380,088
4.25%, 01/15/49 (a)	331,000	406,322
Berry Global Inc.
4.88%, 07/15/26 (a)(g)	1,462,000	1,534,559
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43 (a)	135,000	179,657
Biogen Inc.
2.25%, 05/01/30 (a)	244,000	242,368
3.15%, 05/01/50 (a)	158,000	151,737
Block Financial LLC
2.50%, 07/15/28 (a)	750,000	759,315
3.88%, 08/15/30 (a)	239,000	259,960
BNP Paribas S.A. (2.82% fixed rate until 11/19/24; 1.11% + 3 month USD LIBOR thereafter)
2.82%, 11/19/25 (a)(b)(g)	1,007,000	1,054,722
BNP Paribas S.A. (5.13% fixed rate until 11/15/27; 2.84% + USD 5 year Swap Rate thereafter)
5.13%, 12/31/99 (a)(b)(g)	600,000	638,406
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	506,000	578,920
Boston Scientific Corp.
4.70%, 03/01/49 (a)	218,000	277,867
BP Capital Markets America Inc.
3.00%, 02/24/50 (a)	620,000	597,010
3.02%, 01/16/27 (a)	1,271,000	1,365,728
3.38%, 02/08/61 (a)	1,055,000	1,049,619
BP Capital Markets PLC (4.38% fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 12/31/99 (a)(b)	1,086,000	1,158,154

See Notes to Schedules of Investments and Notes to Financial Statements.
18	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
BP Capital Markets PLC (4.88% fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	$ 774,000	$ 849,852
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (a)	558,000	534,648
2.35%, 11/13/40 (a)	309,000	293,420
3.20%, 06/15/26 (a)	412,000	449,199
3.40%, 07/26/29 (a)	491,000	544,146
3.45%, 11/15/27 (a)	32,000	35,519
4.13%, 06/15/39 (a)	402,000	480,205
4.25%, 10/26/49 (a)	402,000	498,794
4.35%, 11/15/47 (a)	54,000	67,241
4.55%, 02/20/48 (a)	141,000	180,903
5.00%, 08/15/45 (a)	101,000	135,735
Brixmor Operating Partnership LP
2.25%, 04/01/28 (a)	1,054,000	1,063,518
3.90%, 03/15/27 (a)	210,000	229,925
Broadcom Inc.
3.14%, 11/15/35	303,000	302,047
3.19%, 11/15/36	40,000	39,942
3.42%, 04/15/33 (a)(g)	732,000	758,586
3.47%, 04/15/34 (a)(g)	36,000	37,228
4.15%, 11/15/30 (a)	738,000	818,405
4.30%, 11/15/32 (a)	516,000	577,574
Brown-Forman Corp.
4.00%, 04/15/38 (a)	129,000	150,482
Brunswick Corp.
2.40%, 08/18/31	2,480,000	2,390,670
Bunge Limited Finance Corp.
3.75%, 09/25/27 (a)	183,000	202,081
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	455,000	552,966
4.55%, 09/01/44 (a)	686,000	863,715
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	251,000	267,820
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	568,000	621,880
4.95%, 06/01/47 (a)	111,000	137,465
Cantor Fitzgerald LP
4.88%, 05/01/24 (a)(g)	1,731,000	1,884,886
Capital One Financial Corp.
3.75%, 07/28/26 (a)	961,000	1,054,919
Cardinal Health Inc.
3.08%, 06/15/24 (a)	280,000	295,772
	Principal Amount	Fair Value
Carlisle Cos. Inc.
2.20%, 03/01/32	$ 2,010,000	$ 1,952,514
Carrier Global Corp.
2.72%, 02/15/30 (a)	488,000	504,558
3.58%, 04/05/50 (a)	488,000	518,056
Caterpillar Inc.
3.25%, 09/19/49 - 04/09/50 (a)	747,000	809,758
Celulosa Arauco y Constitucion S.A.
4.20%, 01/29/30 (a)(g)	541,000	583,918
Cenovus Energy Inc.
2.65%, 01/15/32	535,000	525,386
3.75%, 02/15/52	620,000	604,624
Centene Corp.
3.38%, 02/15/30 (a)	1,097,000	1,135,439
4.25%, 12/15/27 (a)	3,230,000	3,380,389
CenterPoint Energy Inc.
2.65%, 06/01/31 (a)	811,000	828,566
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (a)	704,000	692,891
3.70%, 04/01/51 (a)	1,055,000	1,021,398
4.80%, 03/01/50 (a)	1,063,000	1,197,395
4.91%, 07/23/25 (a)	214,000	240,557
5.05%, 03/30/29 (a)	899,000	1,049,906
5.75%, 04/01/48 (a)	280,000	354,158
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	1,415,000	1,598,200
7.00%, 06/30/24 (a)	2,333,000	2,635,987
Chevron Corp.
2.24%, 05/11/30 (a)	268,000	274,778
2.98%, 05/11/40 (a)	378,000	390,194
3.08%, 05/11/50 (a)	256,000	265,116
Chevron USA Inc.
3.85%, 01/15/28 (a)	938,000	1,059,340
3.90%, 11/15/24 (a)	322,000	351,647
4.20%, 10/15/49 (a)	259,000	315,037
5.05%, 11/15/44 (a)	101,000	134,791
Choice Hotels International Inc.
3.70%, 01/15/31 (a)	571,000	611,570
Chubb INA Holdings Inc.
4.35%, 11/03/45 (a)	364,000	457,624
Cigna Corp.
2.40%, 03/15/30 (a)	485,000	493,163
3.25%, 04/15/25 (a)	438,000	468,235

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	19

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
3.40%, 03/01/27 - 03/15/51 (a)	$ 736,000	$ 779,871
3.75%, 07/15/23 (a)	187,000	197,644
3.88%, 10/15/47 (a)	135,000	149,270
4.13%, 11/15/25 (a)	783,000	869,764
4.38%, 10/15/28 (a)	245,000	283,147
4.80%, 08/15/38 (a)	215,000	263,126
4.90%, 12/15/48 (a)	109,000	139,120
Cisco Systems Inc.
5.90%, 02/15/39 (a)	269,000	388,831
Citadel Finance LLC
3.38%, 03/09/26 (a)(g)	3,500,000	3,547,600
Citigroup Inc.
4.13%, 07/25/28 (a)	2,310,000	2,579,923
4.45%, 09/29/27 (a)	572,000	650,541
4.65%, 07/23/48 (a)	682,000	881,246
Citigroup Inc. (0.98% fixed rate until 05/01/24; 0.67% + SOFR thereafter)
0.98%, 05/01/25 (a)(b)	775,000	777,961
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68%, 05/15/24 (a)(b)	3,628,000	3,699,073
Citigroup Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56%, 05/01/32 (a)(b)	781,000	789,950
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88%, 07/24/23 (a)(b)	231,000	235,505
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	476,000	500,662
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter)
3.88%, 01/24/39 (a)(b)	225,000	257,274
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 12/31/99 (a)(b)	856,000	877,785
CME Group Inc.
3.75%, 06/15/28 (a)	282,000	318,981
CMS Energy Corp.
4.88%, 03/01/44 (a)	762,000	976,206
	Principal Amount	Fair Value
CNA Financial Corp.
3.45%, 08/15/27 (a)	$ 212,000	$ 232,770
3.90%, 05/01/29 (a)	501,000	559,081
CNH Industrial Capital LLC
1.95%, 07/02/23 (a)	1,168,000	1,194,257
CNOOC Finance 2014 ULC
4.25%, 04/30/24 (a)	2,095,000	2,262,139
CNOOC Petroleum North America ULC
6.40%, 05/15/37 (a)	540,000	719,032
Comcast Corp.
2.65%, 08/15/62 (a)	381,000	337,128
2.80%, 01/15/51 (a)	432,000	408,283
2.94%, 11/01/56 (g)	339,000	321,745
2.99%, 11/01/63 (g)	322,000	301,869
3.10%, 04/01/25 (a)	605,000	647,241
3.20%, 07/15/36 (a)	470,000	500,357
3.25%, 11/01/39 (a)	755,000	798,397
3.45%, 02/01/50 (a)	368,000	391,015
3.97%, 11/01/47 (a)	523,000	596,246
4.15%, 10/15/28 (a)	515,000	592,647
CommonSpirit Health
4.35%, 11/01/42	1,029,000	1,178,431
Conagra Brands Inc.
5.30%, 11/01/38 (a)	235,000	298,676
5.40%, 11/01/48 (a)	205,000	274,493
ConocoPhillips
3.75%, 10/01/27 (a)(g)	148,000	165,087
4.30%, 08/15/28 (a)(g)	497,000	571,953
4.88%, 10/01/47 (a)(g)	248,000	321,681
ConocoPhillips Co.
4.30%, 11/15/44 (a)	474,000	568,667
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (a)	578,000	611,576
3.35%, 04/01/30 (a)	221,000	241,825
3.88%, 06/15/47 (a)	265,000	295,025
3.95%, 04/01/50 (a)	369,000	421,926
Constellation Brands Inc.
3.15%, 08/01/29 (a)	1,060,000	1,134,560
3.70%, 12/06/26 (a)	495,000	546,822
4.50%, 05/09/47 (a)	382,000	455,814
Continental Resources Inc.
3.80%, 06/01/24 (a)	4,052,000	4,258,895
4.50%, 04/15/23 (a)	2,697,000	2,792,501
Corning Inc.
4.38%, 11/15/57 (a)	258,000	310,498

See Notes to Schedules of Investments and Notes to Financial Statements.
20	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Corporate Nacional del Cobre de Chile
3.15%, 01/15/51 (a)(g)	$ 1,200,000	$ 1,105,512
Corporate Office Properties LP
2.00%, 01/15/29	860,000	842,267
2.25%, 03/15/26 (a)	712,000	728,967
2.75%, 04/15/31 (a)	443,000	447,802
Credit Suisse AG
2.95%, 04/09/25 (a)	1,080,000	1,144,973
Credit Suisse Group AG
3.80%, 06/09/23 (a)	937,000	986,605
4.28%, 01/09/28 (a)(g)	593,000	658,491
Crown Castle International Corp.
3.30%, 07/01/30 (a)	1,421,000	1,514,928
4.15%, 07/01/50 (a)	215,000	244,083
5.20%, 02/15/49 (a)	333,000	431,195
CSX Corp.
4.50%, 03/15/49 - 08/01/54 (a)	757,000	948,100
CubeSmart LP
4.38%, 02/15/29 (a)	765,000	871,633
Cummins Inc.
1.50%, 09/01/30 (a)	525,000	501,344
2.60%, 09/01/50 (a)	525,000	490,061
CVS Health Corp.
3.00%, 08/15/26 (a)	538,000	577,532
3.25%, 08/15/29 (a)	445,000	478,513
3.63%, 04/01/27 (a)	505,000	557,081
3.75%, 04/01/30 (a)	368,000	408,944
3.88%, 07/20/25 (a)	312,000	341,652
4.25%, 04/01/50 (a)	269,000	318,254
4.30%, 03/25/28 (a)	44,000	50,172
4.78%, 03/25/38 (a)	329,000	402,703
5.00%, 12/01/24 (a)	723,000	807,699
5.13%, 07/20/45 (a)	320,000	412,182
5.30%, 12/05/43 (a)	541,000	710,685
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)	925,000	1,000,730
5.45%, 06/15/23 (a)	479,000	514,106
6.02%, 06/15/26 (a)	157,000	187,248
8.35%, 07/15/46 (a)	148,000	241,681
Deutsche Bank AG
3.30%, 11/16/22 (a)	875,000	902,204
3.70%, 05/30/24 (a)	347,000	369,722
Deutsche Telekom AG
3.63%, 01/21/50 (a)(g)	309,000	329,162
	Principal Amount	Fair Value
Deutsche Telekom International Finance BV
2.49%, 09/19/23 (a)(g)	$ 758,000	$ 784,280
Devon Energy Corp.
5.00%, 06/15/45 (a)	169,000	198,308
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	461,000	480,689
3.25%, 11/15/39 (a)	262,000	279,855
3.40%, 11/15/49 (a)	132,000	142,759
Diamondback Energy Inc.
2.88%, 12/01/24 (a)	884,000	927,413
3.13%, 03/24/31 (a)	704,000	729,971
3.25%, 12/01/26 (a)	441,000	471,380
3.50%, 12/01/29 (a)	378,000	404,377
4.40%, 03/24/51 (a)	348,000	394,594
Digital Realty Trust LP
3.60%, 07/01/29 (a)	825,000	904,274
Discover Bank
2.70%, 02/06/30 (a)	535,000	554,822
Discovery Communications LLC
2.95%, 03/20/23 (a)	948,000	980,611
3.95%, 03/20/28 (a)	370,000	410,001
4.95%, 05/15/42 (a)	132,000	155,953
5.00%, 09/20/37 (a)	169,000	203,047
Dollar General Corp.
3.50%, 04/03/30 (a)	301,000	331,157
4.13%, 04/03/50 (a)	447,000	521,694
Dollar Tree Inc.
4.00%, 05/15/25 (a)	596,000	651,589
Dominion Energy Inc.
3.07%, 08/15/24 (a)(f)	650,000	687,453
3.38%, 04/01/30 (a)	758,000	821,536
Dover Corp.
2.95%, 11/04/29 (a)	518,000	550,784
DTE Energy Co.
2.85%, 10/01/26 (a)	243,000	257,420
Duke Energy Carolinas LLC
3.95%, 03/15/48 (a)	302,000	348,668
Duke Energy Corp.
2.55%, 06/15/31 (a)	1,162,000	1,180,255
3.30%, 06/15/41 (a)	1,055,000	1,078,484
3.50%, 06/15/51 (a)	1,055,000	1,088,697
3.75%, 09/01/46 (a)	1,611,000	1,719,952
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	1,119,000	1,195,114

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	21

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	$ 287,000	$ 339,624
Duke Realty LP
3.05%, 03/01/50 (a)	228,000	224,195
3.25%, 06/30/26 (a)	301,000	324,421
DuPont de Nemours Inc.
5.42%, 11/15/48 (a)	189,000	259,229
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (a)(g)	795,000	859,268
Eastman Chemical Co.
4.65%, 10/15/44 (a)	514,000	615,942
Eaton Corp.
3.10%, 09/15/27 (a)	319,000	345,633
Ecolab Inc.
1.30%, 01/30/31 (a)	527,000	495,607
Edison International
4.95%, 04/15/25 (a)	1,209,000	1,333,225
5.75%, 06/15/27 (a)	151,000	173,899
EI du Pont de Nemours & Co.
2.30%, 07/15/30 (a)	389,000	395,683
Electronic Arts Inc.
1.85%, 02/15/31 (a)	652,000	630,471
Emera US Finance LP
2.64%, 06/15/31 (a)(g)	1,172,000	1,177,626
Emerson Electric Co.
1.80%, 10/15/27 (a)	339,000	344,865
2.75%, 10/15/50 (a)	259,000	251,717
Empower Finance 2020 LP
1.36%, 09/17/27 (a)(g)	781,000	766,872
1.78%, 03/17/31 (a)(g)	602,000	578,281
Enbridge Energy Partners LP
5.50%, 09/15/40 (a)	72,000	92,161
Enbridge Inc.
1.60%, 10/04/26	2,165,000	2,174,071
Enbridge Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75%, 07/15/80 (a)(b)	1,311,000	1,480,788
Enel Finance International N.V.
3.63%, 05/25/27 (a)(g)	795,000	879,604
Energy Transfer LP
4.25%, 03/15/23 (a)	697,000	726,372
4.50%, 04/15/24 (a)	555,000	600,527
4.95%, 06/15/28 (a)	168,000	192,958
5.30%, 04/01/44 - 04/15/47 (a)	856,000	998,181
5.35%, 05/15/45 (a)	704,000	821,617
6.13%, 12/15/45 (a)	138,000	175,631
6.50%, 02/01/42 (a)	396,000	515,596
	Principal Amount	Fair Value
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75%, 12/31/99 (a)(b)	$ 2,488,000	$ 2,554,007
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (a)	354,000	376,989
Enstar Group Ltd.
3.10%, 09/01/31	750,000	738,705
Enterprise Products Operating LLC
4.25%, 02/15/48 (a)	741,000	839,531
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter)
5.25%, 08/16/77 (a)(b)	241,000	251,934
EOG Resources Inc.
4.15%, 01/15/26 (a)	333,000	371,621
4.38%, 04/15/30 (a)	576,000	672,480
4.95%, 04/15/50 (a)	261,000	345,212
5.10%, 01/15/36 (a)	210,000	257,477
Equinix Inc.
1.25%, 07/15/25 (a)	974,000	970,971
2.15%, 07/15/30 (a)	735,000	718,977
Equinor ASA
3.25%, 11/18/49 (a)	435,000	458,494
ERP Operating LP
4.50%, 07/01/44 (a)	174,000	217,926
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52	2,012,000	1,965,301
Eversource Energy
3.45%, 01/15/50 (a)	513,000	537,778
Exelon Corp.
3.50%, 06/01/22 (a)	575,000	585,063
4.05%, 04/15/30 (a)	775,000	877,292
4.45%, 04/15/46 (a)	483,000	583,744
4.70%, 04/15/50	516,000	651,378
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	1,552,000	1,625,534
3.45%, 04/15/51 (a)	807,000	863,095
FedEx Corp.
4.10%, 02/01/45 (a)	1,138,000	1,275,675
Fidelity National Financial Inc.
3.20%, 09/17/51	1,255,000	1,197,283

See Notes to Schedules of Investments and Notes to Financial Statements.
22	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Fidelity National Information Services Inc.
1.15%, 03/01/26 (a)	$ 657,000	$ 651,389
1.65%, 03/01/28 (a)	594,000	586,230
3.10%, 03/01/41 (a)	138,000	139,674
FirstEnergy Transmission LLC
4.55%, 04/01/49 (a)(g)	741,000	866,385
Fiserv Inc.
3.50%, 07/01/29 (a)	345,000	375,726
4.40%, 07/01/49 (a)	205,000	244,963
Florida Power & Light Co.
2.85%, 04/01/25 (a)	1,303,000	1,382,952
4.13%, 02/01/42 (a)	283,000	341,179
Flowers Foods Inc.
2.40%, 03/15/31 (a)	631,000	629,290
Flowserve Corp.
2.80%, 01/15/32	1,235,000	1,222,773
Ford Motor Co.
4.35%, 12/08/26 (a)	525,000	559,886
Ford Motor Credit Company LLC
3.10%, 05/04/23 (a)	1,436,000	1,460,670
3.22%, 01/09/22 (a)	354,000	355,713
3.34%, 03/28/22 (a)	1,106,000	1,114,085
3.81%, 01/09/24 (a)	945,000	974,928
Fox Corp.
3.50%, 04/08/30 (a)	524,000	570,825
GA Global Funding Trust
1.63%, 01/15/26 (a)(g)	949,000	955,273
General Dynamics Corp.
4.25%, 04/01/50 (a)	395,000	499,110
General Mills Inc.
3.00%, 02/01/51 (a)(g)	412,000	411,431
General Motors Co.
5.20%, 04/01/45 (a)	76,000	92,348
5.40%, 10/02/23 - 04/01/48 (a)	379,000	441,040
6.13%, 10/01/25 (a)	990,000	1,160,349
6.80%, 10/01/27 (a)	417,000	520,879
General Motors Financial Company Inc.
1.25%, 01/08/26 (a)	1,176,000	1,161,853
2.35%, 01/08/31 (a)	517,000	506,696
3.45%, 01/14/22 - 04/10/22 (a)	2,450,000	2,469,530
4.20%, 11/06/21 (a)	2,704,000	2,713,112
5.25%, 03/01/26 (a)	408,000	466,218
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	1,317,000	1,347,238
3.60%, 03/01/25 (a)(g)	2,312,000	2,494,925
	Principal Amount	Fair Value
Gilead Sciences Inc.
1.65%, 10/01/30 (a)	$ 305,000	$ 293,142
2.60%, 10/01/40 (a)	394,000	375,112
2.80%, 10/01/50 (a)	569,000	539,150
2.95%, 03/01/27 (a)	87,000	93,498
3.50%, 02/01/25 (a)	315,000	338,946
3.65%, 03/01/26 (a)	287,000	314,345
4.15%, 03/01/47 (a)	191,000	223,758
GlaxoSmithKline Capital Inc.
3.38%, 05/15/23 (a)	698,000	732,118
3.63%, 05/15/25 (a)	660,000	720,944
GlaxoSmithKline Capital PLC
3.38%, 06/01/29 (a)	588,000	646,953
Glencore Finance Canada Ltd.
4.25%, 10/25/22 (a)(g)	1,403,000	1,457,156
4.95%, 11/15/21 (a)(g)	556,000	558,763
Glencore Funding LLC
3.88%, 04/27/51 (a)(g)	651,000	679,729
Graphic Packaging International LLC
1.51%, 04/15/26 (a)(g)	1,163,000	1,162,221
Gray Oak Pipeline LLC
2.00%, 09/15/23 (a)(g)	1,827,000	1,863,284
2.60%, 10/15/25 (a)(g)	1,194,000	1,225,390
Grupo Televisa SAB
5.00%, 05/13/45 (a)	382,000	458,404
Halliburton Co.
3.80%, 11/15/25 (a)	21,000	22,995
5.00%, 11/15/45 (a)	228,000	272,927
HCA Inc.
3.50%, 09/01/30 - 07/15/51 (a)	2,814,000	2,926,821
5.38%, 02/01/25 (a)	1,610,000	1,798,837
Health Care Service Corp.
2.20%, 06/01/30 (a)(g)	717,000	716,821
3.20%, 06/01/50 (a)(g)	260,000	267,574
Healthcare Trust of America Holdings LP
2.00%, 03/15/31 (a)	424,000	407,366
Helmerich & Payne Inc.
2.90%, 09/29/31 (g)	430,000	431,243
Hess Corp.
5.60%, 02/15/41 (a)	111,000	137,976
5.80%, 04/01/47 (a)	71,000	92,328
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (a)	122,000	164,327
Highwoods Realty LP
4.13%, 03/15/28 (a)	311,000	346,706
4.20%, 04/15/29 (a)	755,000	845,509

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	23

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Honeywell International Inc.
1.75%, 09/01/31	$ 1,132,000	$ 1,102,149
2.70%, 08/15/29 (a)	590,000	626,610
Hormel Foods Corp.
1.80%, 06/11/30 (a)	1,049,000	1,032,468
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01%, 09/22/28 (a)(b)	1,938,000	1,936,760
HSBC Holdings PLC (4.00% fixed rate until 03/09/26; 3.22% + 5 year CMT Rate thereafter)
4.00%, 12/31/99 (a)(b)	924,000	922,392
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.35% + 3 month USD LIBOR thereafter)
4.29%, 09/12/26 (a)(b)	1,372,000	1,512,603
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter)
6.00%, 12/31/99 (a)(b)	801,000	879,033
HSBC Holdings PLC (6.50% fixed rate until 03/23/28; 3.61% + USD 5 year Mid-Market Swap Rate thereafter)
6.50%, 12/31/99 (a)(b)	1,024,000	1,154,755
Humana Inc.
1.35%, 02/03/27	1,295,000	1,276,896
2.15%, 02/03/32	650,000	634,621
Huntington Bancshares Inc.
2.55%, 02/04/30 (a)	1,029,000	1,063,616
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (g)	2,012,000	1,985,683
Hyundai Capital America
1.30%, 01/08/26 (a)(g)	1,979,000	1,947,415
3.10%, 04/05/22 (a)(g)	485,000	491,106
Imperial Brands Finance PLC
3.13%, 07/26/24 (a)(g)	844,000	886,976
3.50%, 02/11/23 - 07/26/26 (a)(g)	2,689,000	2,786,028
Indiana Michigan Power Co.
3.25%, 05/01/51 (a)	525,000	547,418
ING Groep N.V.
4.10%, 10/02/23 (a)	2,303,000	2,465,131
	Principal Amount	Fair Value
ING Groep N.V. (1.06% fixed rate until 04/01/26; 1.01% + SOFR thereafter)
1.06%, 04/01/27 (b)	$ 836,000	$ 844,870
Ingredion Inc.
3.90%, 06/01/50 (a)	262,000	295,392
Intel Corp.
2.00%, 08/12/31	804,000	798,951
2.45%, 11/15/29 (a)	992,000	1,033,793
2.60%, 05/19/26 (a)	677,000	721,208
2.80%, 08/12/41	930,000	926,968
2.88%, 05/11/24 (a)	423,000	447,416
3.10%, 02/15/60 (a)	472,000	463,716
3.20%, 08/12/61	401,000	405,403
Intercontinental Exchange Inc.
1.85%, 09/15/32 (a)	262,000	247,624
2.65%, 09/15/40 (a)	176,000	168,450
International Business Machines Corp.
3.45%, 02/19/26 (a)	704,000	770,986
4.15%, 05/15/39 (a)	470,000	554,036
4.25%, 05/15/49 (a)	227,000	275,176
International Paper Co.
4.40%, 08/15/47 (a)	381,000	464,058
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	2,014,000	2,157,820
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	1,295,000	1,360,281
JAB HOLDINGS BV
2.20%, 11/23/30 (a)(g)	498,000	488,020
Jabil Inc.
3.95%, 01/12/28 (a)	401,000	441,882
Jefferies Group LLC
5.13%, 01/20/23 (a)	422,000	446,290
John Deere Capital Corp.
2.45%, 01/09/30 (a)	1,263,000	1,313,583
Johnson & Johnson
3.63%, 03/03/37 (a)	259,000	298,453
Johnson Controls International PLC
4.50%, 02/15/47 (a)	164,000	202,000
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58%, 04/22/27 (a)(b)	1,460,000	1,462,701

See Notes to Schedules of Investments and Notes to Financial Statements.
24	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96%, 05/13/31 (a)(b)	$ 845,000	$ 879,915
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16%, 04/22/42 (a)(b)	704,000	731,125
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88%, 07/24/38 (a)(b)	556,000	635,397
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90%, 01/23/49 (a)(b)	563,000	648,148
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96%, 01/29/27 (a)(b)	928,000	1,024,438
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01%, 04/23/29 (a)(b)	383,000	428,454
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03%, 07/24/48 (a)(b)	372,000	433,309
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49%, 03/24/31 (a)(b)	1,286,000	1,501,109
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60%, 12/31/99 (a)(b)	1,446,000	1,479,215
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10%, 10/29/49 (a)(b)	1,231,000	1,337,715
Kaiser Foundation Hospitals
3.00%, 06/01/51 (a)	721,000	736,393
3.27%, 11/01/49 (a)	693,000	739,660
	Principal Amount	Fair Value
Kansas City Southern
3.50%, 05/01/50	$ 402,000	$ 421,746
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (a)	578,000	621,344
3.80%, 05/01/50 (a)	437,000	491,712
4.50%, 11/15/45 (a)	223,000	270,724
4.60%, 05/25/28 (a)	114,000	132,261
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (a)	95,000	108,573
5.00%, 03/01/43 (a)	200,000	237,704
6.38%, 03/01/41 (a)	169,000	231,062
Kinder Morgan Inc.
5.05%, 02/15/46 (a)	158,000	191,106
KLA Corp.
3.30%, 03/01/50 (a)	514,000	541,710
4.65%, 11/01/24 (a)	703,000	776,028
Kohl's Corp.
3.38%, 05/01/31 (a)	1,295,000	1,335,637
5.55%, 07/17/45 (a)	506,000	602,337
Kreditanstalt fuer Wiederaufbau
2.00%, 10/04/22 (a)	1,948,000	1,984,096
L3Harris Technologies Inc.
3.85%, 12/15/26 (a)	417,000	462,174
Lear Corp.
4.25%, 05/15/29 (a)	343,000	383,337
Leidos Inc.
2.95%, 05/15/23 (a)	1,447,000	1,498,007
3.63%, 05/15/25 (a)	428,000	462,107
4.38%, 05/15/30 (a)	1,074,000	1,215,704
Liberty Mutual Group Inc.
3.95%, 05/15/60 (a)(g)	261,000	289,470
Life Storage LP
2.20%, 10/15/30 (a)	730,000	723,109
Lincoln National Corp.
4.35%, 03/01/48 (a)	281,000	334,598
Lloyds Banking Group PLC
3.75%, 01/11/27 (a)	372,000	409,107
Lloyds Banking Group PLC (2.44% fixed rate until 02/05/25; 1.00% + 1 year CMT Rate thereafter)
2.44%, 02/05/26 (a)(b)	800,000	829,680
Lloyds Banking Group PLC (2.91% fixed rate until 11/07/22; 0.81% + 3 month USD LIBOR thereafter)
2.91%, 11/07/23 (a)(b)	982,000	1,007,503

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	25

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	$ 371,000	$ 407,640
3.80%, 03/01/45 (a)	146,000	168,900
4.50%, 05/15/36 (a)	472,000	584,095
Lowe's Companies Inc.
1.30%, 04/15/28 (a)	343,000	333,032
1.70%, 10/15/30 (a)	262,000	250,695
3.00%, 10/15/50 (a)	523,000	509,449
3.50%, 04/01/51 (a)	584,000	621,265
3.70%, 04/15/46 (a)	187,000	203,877
4.05%, 05/03/47 (a)	343,000	392,258
Lowe's Cos. Inc.
1.70%, 09/15/28	1,605,000	1,591,149
LYB International Finance II BV
3.50%, 03/02/27 (a)	119,000	129,723
LYB International Finance III LLC
1.25%, 10/01/25 (a)	412,000	411,217
3.63%, 04/01/51 (a)	262,000	273,704
3.80%, 10/01/60 (a)	261,000	271,881
Marvell Technology Inc.
1.65%, 04/15/26 (a)(g)	1,549,000	1,551,618
2.45%, 04/15/28 (a)(g)	1,176,000	1,198,744
2.95%, 04/15/31 (a)(g)	621,000	636,215
Masco Corp.
3.50%, 11/15/27 (a)	149,000	162,507
McCormick & Company Inc.
1.85%, 02/15/31 (a)	372,000	359,307
3.25%, 11/15/25 (a)	3,735,000	4,013,071
McDonald's Corp.
3.60%, 07/01/30 (a)	774,000	860,998
3.63%, 09/01/49 (a)	314,000	342,831
Medtronic Inc.
4.63%, 03/15/45 (a)	61,000	79,568
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52 (a)	781,000	975,984
Merck & Company Inc.
2.45%, 06/24/50 (a)	645,000	599,560
2.75%, 02/10/25 (a)	822,000	870,013
4.00%, 03/07/49 (a)	174,000	208,551
MetLife Inc.
4.72%, 12/15/44 (a)	297,000	382,673
Microchip Technology Inc.
2.67%, 09/01/23 (a)	3,618,000	3,751,938
Micron Technology Inc.
2.50%, 04/24/23 (a)	1,036,000	1,066,541
	Principal Amount	Fair Value
Microsoft Corp.
2.40%, 08/08/26 (a)	$ 368,000	$ 391,004
2.68%, 06/01/60 (a)	212,000	205,983
2.92%, 03/17/52 (a)	1,571,000	1,634,374
3.04%, 03/17/62 (a)	396,000	416,810
3.45%, 08/08/36 (a)	136,000	155,863
3.50%, 02/12/35 (a)	373,000	429,983
Mid-America Apartments LP
2.88%, 09/15/51	800,000	768,520
Mitsubishi UFJ Financial Group Inc.
2.80%, 07/18/24 (a)	2,310,000	2,433,354
Mizuho Financial Group Inc. (3.92% fixed rate until 09/11/23; 1.00% + 3 month USD LIBOR thereafter)
3.92%, 09/11/24 (a)(b)	1,310,000	1,391,351
Molson Coors Beverage Co.
4.20%, 07/15/46 (a)	166,000	183,719
Morgan Stanley
3.63%, 01/20/27 (a)	367,000	404,504
3.95%, 04/23/27 (a)	728,000	809,667
4.35%, 09/08/26 (a)	1,038,000	1,170,490
4.38%, 01/22/47 (a)	389,000	483,698
5.00%, 11/24/25 (a)	2,967,000	3,390,302
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48%, 09/16/36 (b)	3,215,000	3,144,688
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80%, 01/25/52 (a)(b)	692,000	670,666
Morgan Stanley (3.62% fixed rate until 04/01/30; 3.12% + SOFR thereafter)
3.62%, 04/01/31 (a)(b)	645,000	710,971
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97%, 07/22/38 (a)(b)	347,000	399,303
MPLX LP
2.65%, 08/15/30 (a)	598,000	600,787
3.38%, 03/15/23 (a)	342,000	354,975
5.20%, 12/01/47 (a)	183,000	220,919
Mylan Inc.
5.20%, 04/15/48 (a)	236,000	288,770
National Retail Properties Inc.
4.00%, 11/15/25 (a)	484,000	533,920

See Notes to Schedules of Investments and Notes to Financial Statements.
26	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Natwest Group PLC (3.75% fixed rate until 11/01/24; 2.10% + 5 year CMT Rate thereafter)
3.75%, 11/01/29 (a)(b)	$ 575,000	$ 613,226
Natwest Group PLC (4.52% fixed rate until 06/25/23; 1.55% + 3 month USD LIBOR thereafter)
4.52%, 06/25/24 (a)(b)	953,000	1,014,383
NewMarket Corp.
2.70%, 03/18/31 (a)	533,000	533,432
Newmont Corp.
4.88%, 03/15/42 (a)	299,000	374,557
NextEra Energy Capital Holdings Inc.
3.25%, 04/01/26 (a)	896,000	962,510
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter)
5.65%, 05/01/79 (a)(b)	471,000	550,839
NGPL PipeCo LLC
3.25%, 07/15/31 (a)(g)	833,000	855,616
NIKE Inc.
3.38%, 03/27/50 (a)	255,000	285,411
Nippon Life Insurance Co. (3.40% fixed rate until 01/23/30; 2.61% + 5 year CMT Rate thereafter)
3.40%, 01/23/50 (a)(b)(g)	786,000	812,897
NiSource Inc.
3.60%, 05/01/30 (a)	528,000	579,459
3.95%, 03/30/48 (a)	153,000	174,025
Nordstrom Inc.
4.00%, 03/15/27 (a)	1,757,000	1,813,452
Norfolk Southern Corp.
3.95%, 10/01/42 (a)	325,000	373,708
NOV Inc.
3.60%, 12/01/29 (a)	772,000	812,414
Novant Health Inc.
3.32%, 11/01/61 (a)	503,000	530,937
Novartis Capital Corp.
2.20%, 08/14/30 (a)	771,000	790,984
3.00%, 11/20/25 (a)	65,000	69,891
Nucor Corp.
3.95%, 05/01/28 (a)	449,000	504,398
Nutrien Ltd.
4.90%, 06/01/43 (a)	323,000	406,247
	Principal Amount	Fair Value
NVIDIA Corp.
2.85%, 04/01/30 (a)	$ 261,000	$ 279,688
3.50%, 04/01/50 (a)	343,000	381,786
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (a)(g)	527,000	531,116
2.70%, 05/01/25 (a)(g)	725,000	758,009
3.25%, 05/11/41 (a)(g)	390,000	403,588
Occidental Petroleum Corp.
2.90%, 08/15/24 (a)	481,000	489,836
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (a)	432,000	466,815
Oncor Electric Delivery Company LLC
3.80%, 09/30/47 (a)	172,000	199,071
ONEOK Inc.
4.35%, 03/15/29 (a)	480,000	540,922
Oracle Corp.
1.65%, 03/25/26 (a)	959,000	972,541
2.30%, 03/25/28 (a)	354,000	362,163
2.40%, 09/15/23 (a)	301,000	311,436
2.65%, 07/15/26 (a)	537,000	566,245
2.88%, 03/25/31 (a)	512,000	527,626
2.95%, 04/01/30 (a)	775,000	810,666
3.60%, 04/01/50 (a)	516,000	516,552
3.65%, 03/25/41 (a)	564,000	586,334
3.80%, 11/15/37 (a)	162,000	173,941
3.95%, 03/25/51 (a)	569,000	602,799
4.00%, 07/15/46 - 11/15/47 (a)	775,000	822,384
4.10%, 03/25/61 (a)	669,000	715,776
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	894,000	923,332
2.57%, 02/15/30 (a)	318,000	326,411
3.36%, 02/15/50 (a)	302,000	316,097
Ovintiv Exploration Inc.
5.63%, 07/01/24 (a)	4,004,000	4,437,433
Owens Corning
4.40%, 01/30/48 (a)	222,000	259,511
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	432,000	421,533
2.50%, 02/01/31 (a)	774,000	736,252
3.00%, 06/15/28 (a)	732,000	738,332
3.30%, 08/01/40 (a)	774,000	714,278
3.50%, 08/01/50 (a)	337,000	306,262
4.30%, 03/15/45 (a)	517,000	509,958
PacifiCorp
2.70%, 09/15/30 (a)	470,000	489,881
2.90%, 06/15/52 (a)	1,167,000	1,132,585

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	27

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
6.25%, 10/15/37 (a)	$ 732,000	$ 1,036,614
Packaging Corp. of America
3.05%, 10/01/51	700,000	691,145
Parker-Hannifin Corp.
3.25%, 06/14/29 (a)	464,000	499,000
PartnerRe Finance B LLC (4.50% fixed rate until 04/01/30; 3.82% + 5 year CMT Rate thereafter)
4.50%, 10/01/50 (a)(b)	1,048,000	1,102,182
PayPal Holdings Inc.
2.65%, 10/01/26 (a)	682,000	728,697
3.25%, 06/01/50 (a)	390,000	419,106
PepsiCo Inc.
1.63%, 05/01/30 (a)	497,000	487,716
2.63%, 07/29/29 (a)	667,000	707,500
3.45%, 10/06/46 (a)	169,000	186,738
Petroleos Mexicanos
5.35%, 02/12/28 (a)	434,000	427,885
5.63%, 01/23/46 (a)	293,000	235,613
6.35%, 02/12/48 (a)	471,000	396,342
6.49%, 01/23/27 (a)	490,000	517,989
6.50%, 03/13/27 (a)	1,170,000	1,234,947
7.69%, 01/23/50 (a)	879,000	831,499
Pfizer Inc.
2.70%, 05/28/50 (a)	917,000	903,337
3.45%, 03/15/29 (a)	256,000	284,536
3.60%, 09/15/28 (a)	590,000	662,948
3.90%, 03/15/39 (a)	291,000	340,278
4.13%, 12/15/46 (a)	199,000	242,432
4.40%, 05/15/44 (a)	118,000	147,591
Philip Morris International Inc.
1.50%, 05/01/25 (a)	549,000	557,065
2.10%, 05/01/30 (a)	263,000	261,709
3.38%, 08/15/29 (a)	383,000	419,757
4.13%, 03/04/43 (a)	148,000	165,578
Phillips 66
2.15%, 12/15/30 (a)	2,702,000	2,637,395
Phillips 66 Partners LP
3.15%, 12/15/29 (a)	1,464,000	1,526,981
3.75%, 03/01/28 (a)	199,000	215,808
4.68%, 02/15/45 (a)	280,000	322,725
Pioneer Natural Resources Co.
1.13%, 01/15/26 (a)	1,543,000	1,524,129
2.15%, 01/15/31 (a)	450,000	437,004
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	748,000	786,694
	Principal Amount	Fair Value
3.65%, 06/01/22 (a)	$ 1,021,000	$ 1,034,559
PPL Capital Funding Inc.
3.10%, 05/15/26 (a)	571,000	608,452
Precision Castparts Corp.
4.38%, 06/15/45 (a)	301,000	365,143
Prospect Capital Corp.
3.36%, 11/15/26 (a)	942,000	956,592
Prudential Financial Inc.
3.94%, 12/07/49 (a)	524,000	616,145
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter)
5.70%, 09/15/48 (a)(b)	608,000	709,572
Public Service Company of Colorado
3.70%, 06/15/28 (a)	551,000	614,944
Public Service Electric & Gas Co.
2.38%, 05/15/23 (a)	1,155,000	1,186,797
PVH Corp.
4.63%, 07/10/25 (a)	1,498,000	1,649,043
QUALCOMM Inc.
1.30%, 05/20/28 (a)	204,000	199,428
4.30%, 05/20/47 (a)	90,000	111,860
Quanta Services Inc.
2.35%, 01/15/32	865,000	846,939
3.05%, 10/01/41	935,000	903,930
Quest Diagnostics Inc.
2.95%, 06/30/30 (a)	190,000	200,693
Ralph Lauren Corp.
1.70%, 06/15/22 (a)	257,000	259,555
Raytheon Technologies Corp.
1.90%, 09/01/31	1,020,000	990,134
2.82%, 09/01/51	1,209,000	1,152,999
3.13%, 05/04/27 (a)	779,000	845,277
3.50%, 03/15/27 (a)	403,000	442,474
3.95%, 08/16/25 (a)	329,000	362,403
4.15%, 05/15/45 (a)	315,000	368,096
4.45%, 11/16/38 (a)	248,000	300,283
Realty Income Corp.
3.00%, 01/15/27 (a)	148,000	158,471
3.25%, 01/15/31 (a)	497,000	539,210
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (a)	918,000	872,357
Regions Financial Corp.
1.80%, 08/12/28	2,012,000	1,989,445

See Notes to Schedules of Investments and Notes to Financial Statements.
28	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Reliance Steel & Aluminum Co.
2.15%, 08/15/30 (a)	$ 473,000	$ 462,334
Reynolds American Inc.
4.45%, 06/12/25 (a)	35,000	38,585
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (a)	192,000	231,613
Rockwell Automation Inc.
2.80%, 08/15/61	280,000	267,226
4.20%, 03/01/49 (a)	358,000	442,044
Rogers Communications Inc.
5.00%, 03/15/44 (a)	138,000	170,079
Roper Technologies Inc.
2.95%, 09/15/29 (a)	542,000	574,580
Ross Stores Inc.
4.70%, 04/15/27 (a)	198,000	227,476
Royalty Pharma PLC
0.75%, 09/02/23	591,000	592,885
1.20%, 09/02/25	787,000	781,538
1.75%, 09/02/27	395,000	393,167
2.15%, 09/02/31 (a)	670,000	645,183
2.20%, 09/02/30	169,000	165,525
3.30%, 09/02/40	99,000	98,948
3.35%, 09/02/51 (a)	710,000	673,130
RPM International Inc.
3.75%, 03/15/27 (a)	285,000	311,813
Ryder System Inc.
2.90%, 12/01/26 (a)	1,320,000	1,404,493
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (a)	258,000	288,230
4.50%, 05/15/30 (a)	295,000	340,312
5.00%, 03/15/27 (a)	150,000	172,646
5.88%, 06/30/26 (a)	979,000	1,151,284
Salesforce.com Inc.
1.95%, 07/15/31 (a)	1,167,000	1,162,659
2.70%, 07/15/41 (a)	876,000	872,873
2.90%, 07/15/51 (a)	805,000	805,547
Santander UK Group Holdings PLC
4.75%, 09/15/25 (a)(g)	1,003,000	1,116,289
Saudi Arabian Oil Co.
3.50%, 04/16/29 (a)(g)	1,243,000	1,339,158
4.38%, 04/16/49 (a)(g)	256,000	291,492
Schlumberger Holdings Corp.
3.90%, 05/17/28 (a)(g)	585,000	645,980
Sealed Air Corp.
1.57%, 10/15/26 (g)	3,750,000	3,730,800
	Principal Amount	Fair Value
Selective Insurance Group Inc.
5.38%, 03/01/49 (a)	$ 226,000	$ 289,400
Sempra Energy
3.80%, 02/01/38 (a)	196,000	216,956
4.00%, 02/01/48 (a)	213,000	237,987
Shell International Finance BV
2.38%, 08/21/22 (a)	962,000	980,740
3.13%, 11/07/49 (a)	870,000	904,765
3.75%, 09/12/46 (a)	149,000	169,210
4.13%, 05/11/35 (a)	210,000	247,304
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	510,000	531,685
3.20%, 09/23/26 (a)	142,000	153,337
Simon Property Group LP
3.38%, 06/15/27 (a)	358,000	390,847
South Jersey Industries Inc.
5.02%, 04/15/31 (a)	1,407,000	1,533,897
Southern California Edison Co.
2.40%, 02/01/22 (a)	807,000	809,590
4.00%, 04/01/47 (a)	931,000	995,947
4.20%, 03/01/29 (a)	707,000	794,930
Southern Company Gas Capital Corp.
3.95%, 10/01/46 (a)	506,000	561,721
4.40%, 05/30/47 (a)	81,000	95,347
Southern Copper Corp.
5.88%, 04/23/45 (a)	525,000	709,291
Southwest Airlines Co.
2.63%, 02/10/30 (a)	776,000	787,314
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	403,000	424,202
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	109,000	118,098
4.50%, 03/15/45 (a)	82,000	95,871
Spirit Realty LP
4.00%, 07/15/29 (a)	602,000	666,932
Standard Chartered PLC (2.68% fixed rate until 06/29/31; 1.20% + 1 year CMT Rate thereafter)
2.68%, 06/29/32 (a)(b)(g)	1,843,000	1,833,619
Standard Chartered PLC (2.82% fixed rate until 01/30/25; 1.21% + 3 month USD LIBOR thereafter)
2.82%, 01/30/26 (a)(b)(g)	1,510,000	1,570,747

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	29

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Starbucks Corp.
4.00%, 11/15/28 (a)	$ 310,000	$ 352,603
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (a)	1,563,000	1,597,292
3.75%, 03/15/51 (a)	640,000	691,194
Stryker Corp.
1.95%, 06/15/30 (a)	1,081,000	1,067,196
2.90%, 06/15/50 (a)	492,000	490,829
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (a)(g)	3,830,000	4,138,047
Sumitomo Mitsui Trust Bank Ltd.
1.35%, 09/16/26 (g)	4,014,000	4,004,728
Suncor Energy Inc.
4.00%, 11/15/47 (a)	118,000	130,908
Svenska Handelsbanken AB (1.42% fixed rate until 06/11/26; 0.63% + 1 year CMT Rate thereafter)
1.42%, 06/11/27 (a)(b)(g)	1,744,000	1,737,233
Sysco Corp.
3.25%, 07/15/27 (a)	304,000	328,588
5.95%, 04/01/30 (a)	101,000	128,550
6.60%, 04/01/50 (a)	117,000	184,418
Takeda Pharmaceutical Company Ltd.
2.05%, 03/31/30 (a)	200,000	196,934
3.03%, 07/09/40 (a)	300,000	303,759
3.18%, 07/09/50 (a)	300,000	304,731
3.38%, 07/09/60 (a)	300,000	315,351
Tampa Electric Co.
2.40%, 03/15/31 (a)	977,000	993,287
3.45%, 03/15/51	704,000	759,595
4.35%, 05/15/44 (a)	610,000	735,745
Tapestry Inc.
4.13%, 07/15/27 (a)	348,000	380,719
4.25%, 04/01/25 (a)	4,066,000	4,400,591
Target Corp.
2.50%, 04/15/26 (a)	319,000	340,580
Teck Resources Ltd.
3.90%, 07/15/30 (a)	1,496,000	1,624,791
5.40%, 02/01/43 (a)	311,000	381,787
Telefonica Emisiones S.A.
4.10%, 03/08/27 (a)	639,000	717,776
Texas Instruments Inc.
3.88%, 03/15/39 (a)	400,000	471,652
The Allstate Corp.
4.20%, 12/15/46 (a)	184,000	225,321
	Principal Amount	Fair Value
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75%, 08/15/53 (a)(b)	$ 951,000	$ 1,026,899
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63%, 12/29/49 (a)(b)	837,000	907,994
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65%, 12/31/99 (a)(b)	921,000	923,063
The Boeing Co.
2.20%, 02/04/26 (a)	2,237,000	2,254,762
2.70%, 02/01/27 (a)	1,227,000	1,271,111
2.95%, 02/01/30 (a)	313,000	318,891
3.25%, 03/01/28 (a)	157,000	164,277
3.55%, 03/01/38 (a)	212,000	214,883
3.75%, 02/01/50 (a)	278,000	281,850
5.04%, 05/01/27 (a)	1,804,000	2,073,482
5.15%, 05/01/30 (a)	1,019,000	1,196,388
5.81%, 05/01/50 (a)	630,000	842,096
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00%, 12/31/99 (b)	1,306,000	1,340,883
The Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)(g)	1,247,000	1,447,792
The Clorox Co.
1.80%, 05/15/30 (a)	724,000	707,066
The Coca-Cola Co.
2.60%, 06/01/50 (a)	517,000	495,038
2.75%, 06/01/60 (a)	398,000	384,747
The Dow Chemical Co.
2.10%, 11/15/30 (a)	396,000	392,258
3.60%, 11/15/50 (a)	396,000	420,992
4.25%, 10/01/34 (a)	246,000	282,324
5.55%, 11/30/48 (a)	283,000	388,412
The Estee Lauder Companies Inc.
2.38%, 12/01/29 (a)	401,000	416,230
The George Washington University
4.13%, 09/15/48	905,000	1,103,783

See Notes to Schedules of Investments and Notes to Financial Statements.
30	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
The Goldman Sachs Group Inc.
3.50%, 04/01/25 - 11/16/26 (a)	$ 1,966,000	$ 2,122,709
3.85%, 01/26/27 (a)	2,549,000	2,800,484
4.25%, 10/21/25 (a)	661,000	732,329
5.15%, 05/22/45 (a)	201,000	263,195
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54%, 09/10/27 (a)(b)	956,000	953,189
The Goldman Sachs Group Inc. (1.99% fixed rate until 01/27/31; 1.09% + SOFR thereafter)
1.99%, 01/27/32 (a)(b)	1,210,000	1,165,702
The Goldman Sachs Group Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38%, 07/21/32 (a)(b)	522,000	517,088
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter)
2.91%, 06/05/23 (a)(b)	1,075,000	1,092,458
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91%, 07/21/42 (a)(b)	423,000	418,097
The Goldman Sachs Group Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21%, 04/22/42 (a)(b)	647,000	668,920
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter)
3.81%, 04/23/29 (a)(b)	299,000	330,643
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02%, 10/31/38 (a)(b)	311,000	357,355
	Principal Amount	Fair Value
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter)
4.22%, 05/01/29 (a)(b)	$ 495,000	$ 559,994
The Hartford Financial Services Group Inc.
2.80%, 08/19/29 (a)	1,118,000	1,167,840
The Hartford Financial Services Group Inc. (2.25% fixed rate until 11/01/21; 2.13% + 3 month USD LIBOR thereafter)
2.25%, 02/12/67 (a)(b)(g)	683,000	656,254
The Home Depot Inc.
2.70%, 04/15/30 (a)	297,000	314,294
3.35%, 04/15/50 (a)	515,000	557,266
3.50%, 09/15/56 (a)	283,000	315,972
3.90%, 12/06/28 - 06/15/47 (a)	587,000	679,991
4.50%, 12/06/48 (a)	230,000	295,458
The Kroger Co.
2.20%, 05/01/30 (a)	466,000	467,612
2.95%, 11/01/21 (a)	1,192,000	1,194,348
4.65%, 01/15/48 (a)	196,000	240,712
The Northwestern Mutual Life Insurance Co.
3.45%, 03/30/51 (a)(g)	705,000	756,634
The Southern Co.
3.25%, 07/01/26 (a)	182,000	195,905
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter)
3.63%, 09/15/31 (a)(b)	701,000	768,864
The Travelers Companies Inc.
2.55%, 04/27/50 (a)	730,000	695,376
The Walt Disney Co.
2.65%, 01/13/31 (a)	758,000	792,262
3.38%, 11/15/26 (a)	116,000	127,194
3.60%, 01/13/51 (a)	498,000	556,565
4.75%, 11/15/46 (a)	77,000	100,065
6.65%, 11/15/37 (a)	504,000	750,884
The Williams Companies Inc.
3.75%, 06/15/27 (a)	125,000	137,803
4.85%, 03/01/48 (a)	258,000	315,343
4.90%, 01/15/45 (a)	605,000	726,230
5.40%, 03/04/44 (a)	87,000	109,827
Thermo Fisher Scientific Inc.
2.80%, 10/15/41	570,000	568,398

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	31

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
4.13%, 03/25/25 (a)	$ 38,000	$ 41,829
4.50%, 03/25/30 (a)	181,000	213,918
Time Warner Cable LLC
6.55%, 05/01/37 (a)	228,000	308,249
T-Mobile USA Inc.
3.50%, 04/15/25 (a)	934,000	1,005,460
3.75%, 04/15/27 (a)	1,163,000	1,281,347
3.88%, 04/15/30 (a)	318,000	351,326
4.50%, 04/15/50 (a)	151,000	176,371
Total Capital International S.A.
3.46%, 02/19/29 (a)	998,000	1,103,908
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	538,000	578,033
3.80%, 03/21/29 (a)	707,000	790,030
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	717,000	816,441
4.88%, 01/15/26 (a)	162,000	184,960
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter)
5.63%, 05/20/75 (a)(b)	1,417,000	1,528,490
Transcontinental Gas Pipe Line Company LLC
4.00%, 03/15/28 (a)	337,000	376,335
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80%, 12/31/99 (a)(b)	1,954,000	2,074,073
TSMC Global Ltd.
0.75%, 09/28/25 (a)(g)	1,849,000	1,807,231
TWDC Enterprises 18 Corp.
4.13%, 06/01/44 (a)	164,000	195,149
Tyco Electronics Group S.A.
3.13%, 08/15/27 (a)	343,000	375,691
Tyson Foods Inc.
4.00%, 03/01/26 (a)	1,268,000	1,409,762
4.55%, 06/02/47 (a)	96,000	117,497
UBS Group AG (2.86% fixed rate until 08/15/22; 0.95% + 3 month USD LIBOR thereafter)
2.86%, 08/15/23 (a)(b)(g)	890,000	908,503
UBS Group AG (3.13% fixed rate until 08/13/29; 1.47% + 3 month USD LIBOR thereafter)
3.13%, 08/13/30 (a)(b)(g)	1,015,000	1,078,529
	Principal Amount	Fair Value
UDR Inc.
2.10%, 08/01/32 (a)	$ 655,000	$ 630,379
3.00%, 08/15/31 (a)	417,000	436,595
UniCredit S.p.A. (2.57% fixed rate until 09/22/25; 2.30% + 1 year CMT Rate thereafter)
2.57%, 09/22/26 (a)(b)(g)	1,783,000	1,810,226
Union Pacific Corp.
3.55%, 05/20/61	604,000	653,419
3.60%, 09/15/37 (a)	109,000	121,231
3.80%, 04/06/71 (a)(g)	278,000	313,114
4.10%, 09/15/67 (a)	191,000	225,531
UnitedHealth Group Inc.
2.00%, 05/15/30 (a)	814,000	816,434
4.45%, 12/15/48 (a)	558,000	706,852
4.75%, 07/15/45 (a)	482,000	631,372
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (a)	104,000	114,546
Vale S.A.
5.63%, 09/11/42 (a)	235,000	288,829
Valero Energy Corp.
2.85%, 04/15/25 (a)	728,000	766,708
4.00%, 04/01/29 (a)	686,000	754,689
Ventas Realty LP
3.25%, 10/15/26 (a)	389,000	416,568
VEREIT Operating Partnership LP
2.85%, 12/15/32 (a)	488,000	506,847
Verizon Communications Inc.
2.10%, 03/22/28 (a)	1,054,000	1,070,031
2.36%, 03/15/32 (g)	1,408,000	1,394,019
2.55%, 03/21/31 (a)	977,000	991,176
3.00%, 03/22/27 (a)	1,808,000	1,940,544
3.40%, 03/22/41 (a)	704,000	734,624
3.55%, 03/22/51 (a)	532,000	560,148
3.70%, 03/22/61 (a)	664,000	701,894
4.40%, 11/01/34 (a)	811,000	960,451
4.52%, 09/15/48 (a)	315,000	385,576
4.67%, 03/15/55 (a)	262,000	328,878
4.86%, 08/21/46 (a)	1,060,000	1,349,634
5.25%, 03/16/37 (a)	254,000	329,321
ViacomCBS Inc.
2.90%, 01/15/27 (a)	242,000	256,859
3.70%, 06/01/28 (a)	235,000	260,154
5.25%, 04/01/44 (a)	87,000	109,202
Virginia Electric & Power Co.
4.00%, 11/15/46 (a)	515,000	602,741
Visa Inc.
2.00%, 08/15/50 (a)	381,000	329,466

See Notes to Schedules of Investments and Notes to Financial Statements.
32	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
2.05%, 04/15/30 (a)	$ 492,000	$ 500,280
2.70%, 04/15/40 (a)	535,000	545,149
Vistra Operations Company LLC
3.55%, 07/15/24 (a)(g)	1,814,000	1,904,609
Viterra Finance BV
2.00%, 04/21/26 (a)(g)	712,000	717,105
3.20%, 04/21/31 (a)(g)	1,000,000	1,013,030
VMware Inc.
2.20%, 08/15/31 (a)	731,000	715,612
Vodafone Group PLC
4.38%, 05/30/28 (a)	357,000	410,093
5.25%, 05/30/48 (a)	186,000	240,996
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (a)(g)	1,420,000	1,405,601
Vontier Corp.
2.40%, 04/01/28 (a)(g)	1,384,000	1,368,984
2.95%, 04/01/31 (a)(g)	1,064,000	1,058,648
Vornado Realty LP
2.15%, 06/01/26 (a)	1,250,000	1,270,637
3.40%, 06/01/31 (a)	468,000	484,403
3.50%, 01/15/25 (a)	332,000	353,261
Vulcan Materials Co.
3.90%, 04/01/27 (a)	155,000	173,733
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (a)	57,000	63,321
Walmart Inc.
1.80%, 09/22/31	670,000	663,816
2.50%, 09/22/41	670,000	667,608
2.65%, 09/22/51	315,000	313,551
Waste Connections Inc.
2.20%, 01/15/32	920,000	907,230
2.95%, 01/15/52	920,000	900,708
WEC Energy Group Inc.
3.55%, 06/15/25 (a)	409,000	442,485
Wells Fargo & Co.
4.15%, 01/24/29 (a)	958,000	1,087,560
4.75%, 12/07/46 (a)	1,080,000	1,350,994
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65%, 06/02/24	942,000	942,000
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19%, 04/30/26 (a)(b)	1,130,000	1,166,770
	Principal Amount	Fair Value
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	$ 4,349,000	$ 4,485,515
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	1,080,000	1,111,612
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20%, 06/17/27 (a)(b)	2,529,000	2,715,615
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88%, 12/29/49 (a)(b)	696,000	778,031
Westlake Chemical Corp.
2.88%, 08/15/41	360,000	343,400
3.13%, 08/15/51	399,000	376,329
3.38%, 08/15/61	603,000	566,808
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	796,000	824,234
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	578,000	627,853
Willis North America Inc.
3.60%, 05/15/24 (a)	533,000	568,359
3.88%, 09/15/49 (a)	522,000	579,394
WPP Finance 2010
3.75%, 09/19/24 (a)	311,000	337,472
WRKCo Inc.
3.00%, 09/15/24 (a)	451,000	477,460
Xcel Energy Inc.
3.40%, 06/01/30 (a)	645,000	704,688
Yamana Gold Inc.
2.63%, 08/15/31 (g)	1,057,000	1,030,120
Zoetis Inc.
3.00%, 09/12/27 (a)	149,000	160,334
3.90%, 08/20/28 (a)	354,000	397,875
		688,243,035
Non-Agency Collateralized Mortgage Obligations - 6.1%
BANK 2017-BNK7
3.18%, 09/15/60 (a)	20,509,000	22,053,679

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	33

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
BANK 2018-BNK15
4.41%, 11/15/61 (a)(b)	$ 8,550,000	$ 9,895,809
BX Commercial Mortgage Trust 2018-IND 0.75% + 1 month USD LIBOR
0.83%, 11/15/35 (a)(b)(g)	952,308	952,592
Cantor Commercial Real Estate Lending 2019-CF3
3.01%, 01/15/53 (a)	4,022,000	4,297,156
CD 2019-CD8 Mortgage Trust
2.91%, 08/15/57 (a)	7,323,000	7,759,715
Citigroup Commercial Mortgage Trust 2015-GC35
4.61%, 11/10/48 (a)(b)	4,118,000	4,012,714
Citigroup Commercial Mortgage Trust 2016-P6
4.03%, 12/10/49 (a)(b)	2,942,926	3,187,192
COMM 2012-CCRE3 Mortgage Trust
3.92%, 10/15/45 (a)(g)	1,602,000	1,580,865
COMM 2013-LC13 Mortgage Trust
4.56%, 08/10/46 (a)(b)(g)	1,375,000	1,462,215
COMM 2014-CR14 Mortgage Trust
4.53%, 02/10/47 (a)(b)	1,940,000	2,083,378
GS Mortgage Securities Trust 2012-GCJ9
2.08%, 11/10/45 (a)(b)(d)	5,202,867	65,384
GS Mortgage Securities Trust 2014-GC22
4.85%, 06/10/47 (a)(b)	2,433,000	2,533,305
GS Mortgage Securities Trust 2015-GS1
4.57%, 11/10/48 (a)(b)	3,270,000	2,883,451
GS Mortgage Securities Trust 2018-GS9
4.14%, 03/10/51 (a)(b)	2,609,000	2,917,740
GS Mortgage Securities Trust 2019-GC42
2.75%, 09/01/52 (a)	13,110,000	13,661,816
GS Mortgage Securities Trust 2019-GSA1
3.05%, 11/10/52 (a)	6,397,000	6,835,708
Impac CMB Trust 2004-5 (0.80% fixed rate until 10/25/21; 0.72% + 1 month USD LIBOR thereafter)
0.81%, 10/25/34 (a)(b)	206,886	203,563
	Principal Amount	Fair Value
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9
1.54%, 12/15/47 (a)(b)(d)	$ 3,708,707	$ 44,211
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.17%, 07/15/45 (a)(b)	1,010,000	1,056,553
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.80%, 11/15/48 (a)(b)	2,174,000	1,799,145
MASTR Alternative Loan Trust 2003-5
5.00%, 08/25/18 (a)(d)	9,344	98
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7
4.26%, 02/15/46 (a)(b)	3,391,000	3,285,712
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
1.01%, 03/15/48 (a)(b)(d)	27,404,404	644,820
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.88%, 04/10/46 (a)(b)(g)	8,161,000	8,266,757
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32%, 08/15/50 (a)	8,162,000	7,636,120
Wells Fargo Commercial Mortgage Trust 2015-C26
1.35%, 02/15/48 (a)(b)(d)	21,105,798	710,484
WFRBS Commercial Mortgage Trust 2013-C17
4.26%, 12/15/46 (a)	1,880,000	2,004,257
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (a)(b)	4,333,000	4,637,879
		116,472,318
Sovereign Bonds - 1.0%
Government of Chile
2.55%, 01/27/32 (a)	2,507,000	2,489,100
3.63%, 10/30/42 (a)	150,000	156,606
3.86%, 06/21/47 (a)	860,000	924,715
Government of Indonesia
3.50%, 01/11/28 (a)	578,000	627,974
4.35%, 01/11/48 (a)	232,000	258,360
Government of Mexico
3.60%, 01/30/25 (a)	1,402,000	1,526,427
4.00%, 10/02/23 (a)	122,000	130,419
4.60%, 02/10/48 (a)	972,000	1,005,427
4.75%, 03/08/44 (a)	2,068,000	2,209,017

See Notes to Schedules of Investments and Notes to Financial Statements.
34	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
	Principal Amount	Fair Value
Government of Panama
3.16%, 01/23/30 (a)	$ 1,217,000	$ 1,254,544
3.87%, 07/23/60 (a)	826,000	807,622
4.50%, 05/15/47 (a)	530,000	580,472
Government of Peru
1.86%, 12/01/32 (a)	1,230,000	1,122,461
2.78%, 12/01/60 (a)	2,055,000	1,737,605
5.63%, 11/18/50 (a)	884,000	1,201,851
Government of Philippines
3.95%, 01/20/40 (a)	835,000	911,461
Government of Qatar
3.38%, 03/14/24 (a)(g)	1,045,000	1,111,389
4.82%, 03/14/49 (a)(g)	275,000	353,931
Government of Uruguay
5.10%, 06/18/50 (a)	884,133	1,126,403
		19,535,784
Municipal Bonds and Notes - 0.4%
American Municipal Power Inc.
6.27%, 02/15/50	1,070,000	1,513,221
Board of Regents of the University of Texas System
3.35%, 08/15/47	1,025,000	1,175,751
Port Authority of New York & New Jersey
4.46%, 10/01/62	1,870,000	2,517,934
State of California
4.60%, 04/01/38	1,840,000	2,132,620
State of Illinois
5.10%, 06/01/33	745,000	868,332
		8,207,858
	Principal Amount	Fair Value
FNMA (TBA) - 0.0% *
Lehman TBA
5.50%, (c)(h)	$ 1,140,372	$ 29,307
		29,307
Total Bonds and Notes (Cost $1,788,728,794)		1,841,377,476
	Number of Shares
Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 5.85%, 3.09% + 3 month USD LIBOR (Cost $1,375,850) (b)	55,034	1,505,180
Total Investments in Securities (Cost $1,790,104,644)		1,842,882,656
Short-Term Investments - 13.5%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (i)(j) (Cost $257,710,916)	257,710,916	257,710,916
Total Investments (Cost $2,047,815,560)		2,100,593,572
Liabilities in Excess of Other Assets, net - (10.1)%		(192,182,687)
NET ASSETS - 100.0%		$ 1,908,410,885

Other Information:
Centrally Cleared Credit Default Swaps
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$40,995	5.00%/ Quarterly	06/20/26	$3,803,950	$3,975,790	$(171,840)

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	35

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
The Fund had the following long futures contracts open at September 30, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bond Futures	December 2021	197	$ 32,194,369	$ 31,366,094	$ (828,275)
Ultra Long-Term U.S. Treasury Bond Futures	December 2021	207	41,065,094	39,549,938	(1,515,156)
2 Yr. U.S. Treasury Notes Futures	December 2021	1,004	221,080,922	220,934,907	(146,015)
5 Yr. U.S. Treasury Notes Futures	December 2021	738	90,661,578	90,583,734	(77,844)
					$ (2,567,290)
The Fund had the following short futures contracts open at September 30, 2021:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Ultra Futures	December 2021	370	(54,793,005)	(53,742,500)	$ 1,050,505
10 Yr. U.S. Treasury Notes Futures	December 2021	508	(67,698,180)	(66,857,563)	840,617
					$ 1,891,122
					$ (676,168)
During the period ended September 30, 2021, average notional values related to derivative contracts were as follows:
	Purchased Put Options	Purchased Call Options	Written Put Options	Written Call Options	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts	Interest Rate Swap Contracts
Average Notional Value	$—	$—	$—	$—	$299,841,791	$205,559,733	$40,521,054	$—

(a)	At September 30, 2021, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(f)	Step coupon bond.
(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities amounted to $119,703,765 or 6.27% of the net assets of the State Street Income Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(h)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund's Board of Trustees. Security value is determined based on level 3 inputs.
(i)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(j)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2021.
**	Amount is less than $0.50.
See Notes to Schedules of Investments and Notes to Financial Statements.
36	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2021
*	Less than 0.05%.
Abbreviations:
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 473,919,489	$ —	$ 473,919,489
Agency Mortgage Backed	—	503,330,314	—	503,330,314
Agency Collateralized Mortgage Obligations	—	13,899,074	—	13,899,074
Asset Backed	—	17,740,297	—	17,740,297
Corporate Notes	—	688,243,035	—	688,243,035
Non-Agency Collateralized Mortgage Obligations	—	116,472,318	—	116,472,318
Sovereign Bonds	—	19,535,784	—	19,535,784
Municipal Bonds and Notes	—	8,207,858	—	8,207,858
FNMA (TBA)	—	—	29,307	29,307
Preferred Stock	1,505,180	—	—	1,505,180
Short-Term Investments	257,710,916	—	—	257,710,916
Total Investments in Securities	$ 259,216,096	$ 1,841,348,169	$ 29,307	$ 2,100,593,572
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (171,840)	$ —	$ (171,840)
Long Futures Contracts - Unrealized Depreciation	(2,567,290)	—	—	(2,567,290)
Short Futures Contracts - Unrealized Appreciation	1,891,122	—	—	1,891,122
Total Other Financial Instruments	$ (676,168)	$ (171,840)	$ —	$ (848,008)
Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	—	$—	$412,091,233	$154,380,317	$—	$—	257,710,916	$257,710,916	$11,232
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	37

State Street U.S. Core Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Period Ended 9/30/21(a)(b)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)	Year Ended 12/31/17(a)	Year Ended 12/31/16(a)
Net asset value, beginning of period	$ 66.39	$ 57.30	$ 46.05	$ 52.45	$ 49.27	$ 47.59
Income/(loss) from investment operations:
Net investment income	0.54 (c)	0.77 (c)	0.78 (c)	0.77 (c)	0.76 (c)	0.92
Net realized and unrealized gains/(losses) on investments	9.90	12.86	14.07	(2.41)	9.35	3.92
Total income/(loss) from investment operations	10.44	13.63	14.85	(1.64)	10.11	4.84
Less distributions from:
Net investment income	—	0.81	0.77	0.81	0.81	0.91
Net realized gains	—	3.73	2.83	3.95	6.12	2.25
Total distributions	—	4.54	3.60	4.76	6.93	3.16
Net asset value, end of period	$ 76.83	$ 66.39	$ 57.30	$ 46.05	$ 52.45	$ 49.27
Total Return(d)	15.73% (e)	23.82%	32.22%	(3.05)%	20.50%	10.13%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,795,684	$6,229,783	$5,541,415	$4,700,274	$5,435,513	$4,914,567
Ratios to average net assets:
Net expenses	0.15% (f)	0.14%	0.14%	0.14%	0.14%	0.16%
Gross expenses	0.15% (f)	0.14%	0.14%	0.14%	0.14%	0.16%
Net investment income	0.99% (f)	1.29%	1.44%	1.41%	1.39%	1.79%
Portfolio turnover rate	27% (e)	37%	31%	40%	77%	38%
Notes to Financial Highlights
(a)	Financial information from January 1, 2016 until May 24, 2021 is for the GE RSP U.S. Equity Fund, which was reorganized into the State Street U.S. Core Equity Fund effective May 24, 2021. See Note 1 in the accompanying Notes to Financial Statements.
(b)	The Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(c)	Per share values have been calculated using the average share method.
(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(e)	Not annualized.
(f)	Annualized for periods less than one year.
The accompanying Notes are an integral part of these financial statements.
38	Financial Highlights

State Street Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Period Ended 9/30/21(a)(b)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)	Year Ended 12/31/18(a)	Year Ended 12/31/17(a)	Year Ended 12/31/16(a)
Net asset value, beginning of period	$ 12.42	$ 11.85	$ 11.14	$ 11.55	$ 11.38	$ 11.36
Income/(loss) from investment operations:
Net investment income	0.17 (c)	0.26 (c)	0.31 (c)	0.32 (c)	0.29 (c)	0.31
Net realized and unrealized gains/(losses) on investments	(0.29)	0.69	0.72	(0.40)	0.16	0.09
Total income/(loss) from investment operations	(0.12)	0.95	1.03	(0.08)	0.45	0.40
Less distributions from:
Net investment income	0.22	0.34	0.32	0.33	0.28	0.29
Net realized gains	—	0.04	—	—	—	0.09
Total distributions	0.22	0.38	0.32	0.33	0.28	0.38
Net asset value, end of period	$ 12.08	$ 12.42	$ 11.85	$ 11.14	$ 11.55	$ 11.38
Total Return(d)	(0.93)% (e)	8.20%	9.38%	(0.75)%	3.99%	3.50%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,908,411	$2,084,815	$2,024,704	$1,992,169	$2,329,674	$2,427,975
Ratios to average net assets:
Net expenses	0.19% (f)	0.17%	0.17%	0.17%	0.16%	0.21%
Gross expenses	0.19% (f)	0.17%	0.17%	0.17%	0.16%	0.21%
Net investment income	1.85% (f)	2.16%	2.67%	2.86%	2.55%	2.66%
Portfolio turnover rate	59% (e)(g)	110% (g)	422%	223%	297%	242%
Notes to Financial Highlights
(a)	Financial information from January 1, 2016 until May 24, 2021 is for the GE RSP Income Fund, which was reorganized into the State Street Income Fund effective May 24, 2021. See Note 1 in the accompanying Notes to Financial Statements.
(b)	The Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(c)	Per share values have been calculated using the average share method.
(d)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(e)	Not annualized.
(f)	Annualized for periods less than one year.
(g)	The portfolio turnover calculated for the periods ended 9/30/21 and 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 134% and 304%, respectively.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	39

State Street Institutional Investment Trust
Statements of Assets and Liabilities — September 30, 2021
	State Street U.S. Core Equity Fund	State Street Income Fund
Assets
Investments in securities, at fair value (cost $4,046,292,980 and $1,790,104,644, respectively)	$ 6,706,041,046	$ 1,842,882,656
Short-term affiliated investments, at fair value (cost $94,639,589 and $257,710,916, respectively)	94,639,589	257,710,916
Cash	193,357	—
Net cash collateral on deposit with broker for future contracts	2,807,336	610,994
Receivable for investments sold	36,116,824	45,663
Income receivables	5,445,141	8,470,889
Receivable for fund shares sold	—	3,532
Income receivable from affiliated investments	2,089	4,885
Receivable for accumulated variation margin on swap contracts	—	3,863,199
Other assets	17,824	4,971
Total assets	6,845,263,206	2,113,597,705
Liabilities
Distribution payable to shareholders	—	109,193
Due to custodian	—	693,280
Net cash collateral on swap contracts due to broker	—	3,840,554
Payable for investments purchased	44,436,081	198,676,201
Payable for fund shares redeemed	2,252,128	597,589
Payable for accumulated variation margin on futures contracts	1,309,963	670,824
Payable to the Adviser	695,751	205,892
Payable for custody, fund accounting and sub-administration fees	92,378	36,848
Accrued other expenses	793,300	356,439
Total liabilities	49,579,601	205,186,820

Net Assets	$ 6,795,683,605	$ 1,908,410,885
Net Assets Consist of:
Capital paid in	$ 3,371,866,347	$ 1,818,835,132
Total distributable earnings (loss)	3,423,817,258	89,575,753
Net Assets	$ 6,795,683,605	$ 1,908,410,885
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	88,448,955	157,944,469
Net asset value per share	$ 76.83	$ 12.08
The accompanying Notes are an integral part of these financial statements.
40	Statements of Assets and Liabilities

State Street Institutional Investment Trust
Statements of Operations — For the nine months ended September 30, 2021 and the year ended December 31, 2020
	State Street U.S. Core Equity Fund		State Street Income Fund
	Period Ended 9/30/21(a)	Year Ended 12/31/20	Period Ended 9/30/21(a)	Year Ended 12/31/20
Investment Income
Income
Dividend	$ 57,080,007	$ 77,666,037	$ 53,618	$ —
Interest	—	56,934	29,904,886	47,977,847
Income from affiliated investments	3,799	—	11,232	—
Less: Foreign taxes withheld	(41,762)	(1,376)	—	(75)
Total income	57,042,044	77,721,595	29,969,736	47,977,772
Expenses
Advisory and administration fees	6,018,611	6,523,574	1,917,142	2,675,312
Transfer agent fees	381,429	517,929	350,403	478,304
Trustees' fees	11,438	—	6,570	—
Custody, fund accounting and sub-administration fees	376,315	340,023	203,841	286,272
Professional fees	147,840	17,452	69,098	33,784
Registration fees	438,577	—	126,849	—
Other expenses	231,156	139,336	78,132	39,536
Total expenses	7,605,366	7,538,314	2,752,035	3,513,208
Net investment income	$ 49,436,678	$ 70,183,281	$ 27,217,701	$ 44,464,564
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 740,909,803	$ 328,591,241	$ 22,016,657	$ 67,651,614
Futures	2,664,335	—	2,492,700	(2,465,063)
Swap contracts	—	—	8,494,183	(18,558,979)
Foreign currency transactions	—	(34)	—	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	168,434,096	799,903,293	(72,537,853)	60,489,495
Futures	(1,310,342)	—	(83,267)	(1,233,001)
Swap contracts	—	—	(7,202,563)	9,163,864
Net realized and unrealized gain (loss) on investments	910,697,892	1,128,494,500	(46,820,143)	115,047,930
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 960,134,570	$ 1,198,677,781	$ (19,602,442)	$ 159,512,494
(a)	The Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
The accompanying Notes are an integral part of these financial statements.
Statements of Operations	41

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street U.S. Core Equity Fund
	Period Ended 9/30/21(a)	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 49,436,678	$ 70,183,281	$ 75,533,364
Net realized gain (loss) on investments, futures and foreign currency related transactions	743,574,138	328,591,207	246,992,970
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	167,123,754	799,903,293	1,122,037,278
Net increase (decrease) from operations	960,134,570	1,198,677,781	1,444,563,612
Distributions to shareholders:
Total distributions	—	(400,316,279)	(328,895,329)
Increase (decrease) in assets from operations and distributions	960,134,570	798,361,502	1,115,668,283
Share transactions:
Proceeds from sale of shares	15,549,302	55,418,614	20,879,021
Value of distributions reinvested	—	379,700,260	311,798,754
Cost of shares redeemed	(409,783,514)	(545,111,984)	(607,205,188)
Net increase (decrease) from share transactions	(394,234,212)	(109,993,110)	(274,527,413)
Total increase (decrease) in net assets	565,900,358	688,368,392	841,140,870
Net Assets
Beginning of period	6,229,783,247	5,541,414,855	4,700,273,985
End of period	$ 6,795,683,605	$ 6,229,783,247	$ 5,541,414,855
Changes in Fund Shares
Shares sold	216,103	914,306	404,270
Issued for distributions reinvested	—	5,739,128	5,422,709
Shares redeemed	(5,605,458)	(9,524,851)	(11,183,222)
Net decrease in fund shares	(5,389,355)	(2,871,417)	(5,356,243)
(a)	The Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
The accompanying Notes are an integral part of these financial statements.
42	Statements of Changes in Net Assets

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street Income Fund
	Period Ended 9/30/21(a)	Year Ended 12/31/20	Year Ended 12/31/19
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 27,217,701	$ 44,464,564	$ 54,095,486
Net realized gain (loss) on investments, futures, options contracts and swap contracts	33,003,540	46,627,572	51,428,998
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	(79,823,683)	68,420,358	75,572,625
Net increase (decrease) from operations	(19,602,442)	159,512,494	181,097,109
Distributions to shareholders:
Total distributions	(36,235,960)	(64,080,587)	(56,663,793)
Increase (decrease) in assets from operations and distributions	(55,838,402)	95,431,907	124,433,316
Share transactions:
Proceeds from sale of shares	14,393,778	48,154,654	34,357,470
Value of distributions reinvested	32,110,035	61,957,884	54,586,248
Cost of shares redeemed	(167,069,788)	(145,433,304)	(180,842,366)
Net increase (decrease) from share transactions	(120,565,975)	(35,320,766)	(91,898,648)
Total increase (decrease) in net assets	(176,404,377)	60,111,141	32,534,668
Net Assets
Beginning of period	2,084,815,262	2,024,704,121	1,992,169,453
End of period	$ 1,908,410,885	$ 2,084,815,262	$ 2,024,704,121
Changes in Fund Shares
Shares sold	1,431,692	3,948,098	2,956,246
Issued for distributions reinvested	2,646,451	5,055,918	4,688,763
Shares redeemed	(14,031,749)	(12,024,475)	(15,628,926)
Net decrease in fund shares	(9,953,606)	(3,020,459)	(7,983,917)
(a)	The Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	43

State Street Institutional Investment Trust
Notes to Financial Statements — September 30, 2021
1. Organization of the Funds
State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2021, the Trust consists of thirty-two (32) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the State Street U.S. Core Equity Fund and the State Street Income Fund (each, a "Fund" and collectively, the "Funds"). Shares of the Funds may be purchased only by Eligible Investors, as defined in the Fund's prospectus, through General Electric Company’s defined contribution plan arrangement in a Fund.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
Each Fund commenced operations on May 24, 2021, as a result of a Reorganization (Note 11) in which each Fund assumed all of the assets and liabilities of its respective Predecessor Fund, per the below table. Each Fund has substantially similar investment strategies as its Predecessor Fund. Each Fund has adopted the historical performance of its respective Predecessor Fund.
Fund	Predecessor Fund
State Street U.S. Core Equity Fund	GE RSP U.S. Equity Fund
State Street Income Fund	GE RSP Income Fund
Prior to May 24, 2021, the Predecessor Funds operated as Employees’ Securities Companies (as defined in the 1940 Act) and as such were exempt from certain provisions of the 1940 Act.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued
44	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021 at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
•	Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with the valuation policy and procedures approved by the Board.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
Notes to Financial Statements	45

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2021 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The State Street U.S. Core Equity Fund invests in real estate investments trusts ("REITs"). REITs determine the tax character of their distributions as a return of capital or capital gain. The Portfolio's policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year's to return of capital gains distributions at year end based on information provided by the REIT and/or SSGA FM estimates of such re-designations for which actual information has not yet been reported.
Expenses Certain expenses, which are directly identifiable to a specific Fund, are applied to the Fund that incurs such expenses. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
Distributions The State Street Income Fund declares investment income dividends daily and pays them monthly. The State Street U.S. Core Equity Fund declares and pays dividends from investment income annually.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities During the period ended September 30, 2021, the State Street Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the State Street Income Fund’s Schedule of Investments. The State Street Income Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, the State Street Income Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To-Be-Announced Transactions The State Street Income Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.
The State Street Income Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the State Street Income Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date
46	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021 and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. The State Street Income Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the State Street Income Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the State Street Income Fund will enter into TBA transactions only with established counterparties. The State Street Income Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
4.Derivative Financial Instruments
Futures Contracts The Funds may enter into futures contracts to meet a Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Portfolio's Schedule of Investments and cash deposited, if any, is included in Net cash collateral on deposit with broker for future contracts on the Statements of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.
For the period ended September 30, 2021, the State Street U.S. Core Equity Fund and the State Street Income Fund entered into futures contracts in order to equitize cash and manage exposure to interest rates, respectively.
Options on Futures Contracts The Funds may purchase and write options, including options on futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument. The Funds will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.
When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.
Credit Default Swaps
During the period ended September 30, 2021, the State Street Income Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation
Notes to Financial Statements	47

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021 occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Interest Rate Swaps Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2021 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Income Fund
Swap Contracts	$ —	$ —	3,863,199	$ —	$ —	$ 3,863,199

48	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021
Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	1,309,963	$ —	$ 1,309,963
State Street Income Fund
Futures Contracts	$ 670,824	$ —	$ —	$ —	$ —	$ 670,824

Realized Gain/Loss
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	2,664,335	$ —	$ 2,664,335
State Street Income Fund
Futures Contracts	$ 2,492,700	$ —	$ —	$ —	$ —	$ 2,492,700
Swap Contracts	—	—	8,494,183	—	—	8,494,183

Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	(1,310,342)	$ —	$ (1,310,342)
State Street Income Fund
Futures Contracts	$ (83,267)	$ —	$ —	$ —	$ —	$ (83,267)
Swap Contracts	—	—	(7,202,563)	—	—	(7,202,563)
5.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Average Daily Net Assets of the Fund	Management Fee
State Street U.S. Core Equity Fund	All Assets	0.12%
State Street Income Fund	All Assets	0.13%
Prior to May 24, 2021, SSGA FM served as the investment advisor and administrator to each Predecessor Fund and was compensated according to the same terms as noted above.
Custody, Fund Accounting and Sub-Administration Fees State Street Bank and Trust Company (“State Street”) serves as the custodian, fund accountant and sub-administrator to the Funds. Amounts paid by the Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.
Prior to May 24, 2021, State Street served as custodian, fund accountant and sub-administrator to the Predecessor Funds. Amounts paid by the Predecessor Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.
Notes to Financial Statements	49

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021
Due to Custodian In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
Other Transactions with Affiliates Effective May 24, 2021, the Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2021 are disclosed in the Schedule of Investments.
6.Trustees' Fees
Effective May 24, 2021, each Fund closed its reorganization with its Predecessor Fund and began incurring fees and expenses of the Trust's trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”). Such fees and expenses are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended September 30, 2021 were as follows:
	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street U.S. Core Equity Fund	$ —	$ —	$1,808,953,526	$2,184,753,309
State Street Income Fund	669,054,314	477,868,609	332,995,458	590,824,131
8.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to the federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds' tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, futures contracts, swap contracts, straddle loss deferrals, return of capital adjustments, wash sale loss deferrals, and amortization and accretion of premium and discount for financial statement purposes.
The tax character of distributions paid during the fiscal period ended September 30, 2021 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street Income Fund	$36,235,960	$—	$36,235,960
50	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021
The tax character of distributions paid by the Predecessor Funds during the year ended December 31, 2020 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$96,916,006	$303,400,273	$400,316,279
State Street Income Fund	59,629,980	4,450,607	64,080,587
The tax character of distributions paid by the Predecessor Funds during the year ended December 31, 2019 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$74,112,841	$254,782,488	$328,895,329
State Street Income Fund	56,663,793	—	56,663,793
At September 30, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Tax Exempt Income	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street U.S. Core Equity Fund	$117,273,292	$—	$—	$670,967,990	$2,635,575,976	$—	$3,423,817,258
State Street Income Fund	32,790,199	—	—	17,648,379	39,137,175	—	89,575,753
As of September 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street U.S. Core Equity Fund	$4,163,794,317	$2,686,684,905	$51,108,929	$2,635,575,976
State Street Income Fund	2,061,324,448	50,673,003	11,535,828	39,137,175
9.Line of Credit
The Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
The Funds had no outstanding loans during the period ended September 30, 2021.
10.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
Notes to Financial Statements	51

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021
Interest Rate Risk Is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.
Credit Risk The Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.Reorganization
Effective May 24, 2021, shareholders of each Predecessor Fund received shares of each respective Fund, per the table below, with an aggregate net asset value equal to shares in the Predecessor Fund immediately prior to the reorganization. Each Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in each respective Fund’s financial statements and financial highlights.
Fund	Predecessor Name	Aggregate Net Asset Value	Shares
State Street U.S. Core Equity Fund	GE RSP U.S. Equity Fund	$6,729,291,756	90,684,798
State Street Income Fund	GE RSP Income Fund	$1,938,602,965	161,204,455
12.Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued
52	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2021 because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
13.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	53

State Street Institutional Investment Trust
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of State Street Institutional Investment Trust and the Shareholders of State Street U.S. Core Equity Fund and State Street Income Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of State Street U.S. Core Equity Fund (formerly, General Electric RSP U.S. Equity Fund) and State Street Income Fund (formerly, General Electric RSP Income Fund), each a series of shares of beneficial interest in State Street Institutional Investment Trust (the “Funds”), including the schedules of investments, as of September 30, 2021, and the related statements of operations and changes in net assets and the financial highlights for the nine months then ended. We have also audited the statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2020 and the financial highlights for each of the years in the five year period ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods noted above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, brokers, and counterparties or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of the Funds since 2016.
Philadelphia, Pennsylvania
November 24, 2021
54	Report of Independent Registered Public Accounting Firm

State Street Institutional Investment Trust
Other Information — September 30, 2021 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal period ended September 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal period ended September 30, 2021 is considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Proxy Voting Policies and Procedures and Record
The Funds have adopted the proxy voting policies of SSGA FM. A description of the policies and procedures that the Funds' undefined adopted to determine howto vote proxies relating to Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-800-242-0134 (toll free) or (ii) on the SEC’s website at www.sec.gov. Information regarding how the investment Adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Fund's website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit to their reports on Form N-PORT, which can be found on the SEC’s website at www.sec.gov, and on the Funds' website at www.ssga.com. The Funds' schedules of investments are available upon request, without charge, by calling 1-800-242-0134.
Other Information	55

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
TRUSTEE CONSIDERATIONS IN APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser must be approved by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in-person at a meeting called for the purpose of considering such approval.1
Consistent with these requirements, the Board of Trustees (the “Board”) of State Street Institutional Investment Trust (the “Trust”), including a majority of the Independent Trustees, met on February 8-9, 2021, to consider a proposal to approve the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) on behalf of State Street Income Fund and State Street U.S. Core Equity Fund, each a new series of the Trust (each, a “New Fund” and together, the “New Funds”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel that is independent (“Independent Counsel”) of the Adviser in connection with their consideration of approval of the Advisory Agreement. The Independent Trustees reviewed the proposed Advisory Agreement with respect to the New Funds in private sessions with Independent Counsel at which no representatives of management were present. The Independent Trustees considered the information provided with respect to the Adviser and other service providers of the New Funds at the meetings of the Board held on November 16-17, 2020 and on February 8-9, 2021, as well as at other meetings of the Board and its committees held throughout the year. At the April 7, 2020 and May 13-14, 2020 meetings, the Independent Trustees also considered the investment advisory agreement with the Adviser on behalf of certain other funds in the fund complex (the “Other Funds”). This information included, among other things, the following:
Information about Comparable Fund Performance, Fees and Expenses
Performance information for the GE RSP Income Fund and GE RSP U.S. Equity Fund (each, a “Target Fund” and together, the “Target Funds”), which are proposed to be reorganized into the State Street Income Fund and State Street U.S. Core Equity Fund, respectively. The Independent Trustees noted that the Adviser currently manages each Target Fund, each of which has a substantially similar strategy as the strategy proposed to be utilized by its corresponding New Fund.
A report prepared by an independent third-party provider of investment company data, which included:
•	A comparison of each New Fund’s estimated expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independentthird-party data provider (the “Expense Group” and/or “Expense Universe”);
•	A comparison of each New Fund’s contractual and estimated actual management fees to the contractual and actual management fees of the Expense Group and Expense Universe;
•	Comparative information concerning the fees charged by the Adviser for managing comparable funds and/or other accounts, as applicable, using investment strategies and techniques similar to those to be used in managing each New Fund; and
______________________
1On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of the Trust determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the February 8-9, 2021 meeting was held by videoconference in reliance on the Orders.
56	Other Information

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Information about Portfolio Management
•	Profitability analyses for (a) the Adviser with respect to Other Funds and (b) affiliates of the Adviser that provide services to the Other Funds.
•	Descriptions of the investment management services to be provided by the Adviser to the New Funds as well as services provided to the Other Funds, including its investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes to be used to value the assets of the New Funds.
Information about the Adviser
•	Reports detailing the financial results and condition of the Adviser and its affiliates;
•	Descriptions of the qualifications, education and experience of the individual investment professionals who will be responsible for managing the New Funds;
•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;
•	Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources to be devoted by the Adviser to overseeing compliance by the New Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Other Funds;
•	A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser; and
•	Information regarding the Adviser’s cybersecurity and risk management processes.
Other Relevant Information
•	Information concerning the nature, extent, quality and cost of various services to be provided to the New Funds by SSGA FM in its capacity as administrator;
•	Information concerning the nature, extent, quality and cost of various non-investment management services to be provided to the New Funds by affiliates of SSGA FM, including the custodian, sub-administrator and fund accountant of the New Funds, and the role of SSGA FM in managing the New Funds’ relationships with these service providers;
•	Copies of the Advisory Agreement and agreements with other service providers of the New Funds;
•	Responses to a letter from Independent Counsel requesting specific information regarding the Other Funds, certain of which was applicable to the New Funds, from each of:
○	SSGA FM, in its capacity as the Other Funds’ Adviser and Administrator, with respect to its operations relating to the Other Funds and its approximate profit margins before taxes from such operations for the calendar year ended December 31, 2019; and the relevant operations of other affiliated service providers to the Other Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2019;
○	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian, and fund accountant for the Other Funds with respect to its operations relating to the Other Funds; and
○	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Other Funds (the “Distributor”), with respect to its operations relating to the Other Funds.
Other Information	57

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
In addition to the information identified above, the Board considered information provided from time to time by the Adviser and other service providers of the Other Funds throughout the prior year at meetings of the Board and its committees. The Board also considered information provided at its November 16-17, 2020 and February 8-9, 2021 meetings relating to SSGA FM’s management of the Target Funds and the proposed reorganizations.
The Independent Trustees were assisted throughout the contract review and approval process by their Independent Counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Funds.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on February 8-9, 2021, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement with respect to the New Funds.
Nature, Extent and Quality of Services
In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services to be provided to the New Funds by the Adviser.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the New Funds, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the New Funds. The Board also considered that the Adviser currently serves as investment adviser to the Target Funds and expects to provide the same services to the New Funds. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. The Trustees also considered the significant risks assumed by the Adviser in connection with the services to be provided to the New Funds, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention to be devoted to the New Funds by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to provide high quality investment management and related services for the New Funds.
Fund Performance
Because the New Funds had not yet commenced operations, the Board noted that it could not draw any conclusions regarding the performance of the New Funds. However, the Board took into account management’s discussion of the performance track record of the Target Funds, which utilize a substantially similar investment strategy as the strategy proposed to be utilized by the New Funds, and the Board was generally satisfied with the performance of the Target Funds. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of the Other Funds, and concluded that it was generally satisfied with the performance of these Other Funds.
58	Other Information

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Management Fees and Expenses
The Board reviewed the contractual management fee rate to be paid by each New Fund. As part of its review, the Board considered each New Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM, as compared to each New Fund’s Expense Group and Expense Universe. Among other information, the Board considered the following expense information in its evaluation of the New Funds:
The Board considered that the proposed contractual management fee for each New Fund was below the median of the New Fund’s Expense Group. The Board also considered that each New Fund’s estimated actual total expenses were below the medians of its Expense Group and Expense Universe.
Profitability
Because the New Funds had not yet commenced operations, the Board noted that it could not draw any conclusions regarding the profitability of the New Funds. The Board, however, reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to the Other Funds. The Board considered other direct and indirect benefits received by the Adviser and the affiliated service providers in connection with their relationships with the Other Funds, together with the profitability of each of the affiliated service providers with respect to their services to the Other Funds. The Board also considered the various risks borne by the Adviser and the affiliated service providers in connection with their various roles in servicing the New Funds and the Other Funds, including enterprise, litigation, business, operational and entrepreneurial risk.
The Board considered that the New Funds will maintain the existing fee structure of the Target Funds. The Board also considered that each New Fund will have the same management fee and is expected to have substantially the same net total expense ratio as its corresponding Target Fund.
The Board concluded that the expected profitability of the Adviser with respect to the New Funds, and the expected profitability range of each of the affiliated service providers with respect to its services to the New Funds, were expected to be reasonable in relation to the services provided.
Economies of Scale
In reviewing expected management fees and anticipated profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the New Funds, on the other hand, can expect to realize benefits from economies of scale as the New Funds’ assets increase. The Board acknowledged the difficulty in accurately measuring the expected benefits resulting from the economies of scale with respect to the management of the New Funds in view of the fact that the New Funds had not yet commenced operations. The Board concluded that, in light of the fact that the New Funds had not yet commenced operations, and the comparative management fee and expense ratio of the New Funds, it did not appear that the Adviser or its affiliates expected to realize benefits from economies of scale in managing the assets of the New Funds to such an extent that the proposed advisory fee should be reduced or that breakpoints in such fee should be implemented for the New Funds at this time.
Conclusions
In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.
Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each New Fund and its shareholders, and (2) the rates to be payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
Other Information	59

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co-Chairperson of the Board	Term: Indefinate Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	62	Director, the Holland Series
Fund, Inc.; Director, The China
Fund, Inc. (1992 – 2017);
Director, The Taiwan Fund,
Inc. (2007 – 2017); Director,
Reaves Utility Income Fund,
Inc.; and Director, Blackstone/
GSO Loans (and Real Estate)
					Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co-Chairperson of the Board	Term: Indefinate Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 – 2019, Independent Director, SSGA Qualified Funds PLC.	62	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – present); Board Director and Chairman, SPDR Europe II, PLC (2013 – present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinate Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	62	Director of Kleinfeld Bridal
Corp. (January 2016 – present);
Trustee of Neuroscience
Research Institute (1986 –
2017); Trustee of Fordham
University (1989 – 1995 and
2001 – 2007) and Trustee
Emeritus (2007 – present);
Trustee and Independent Chairperson of GE Funds (1993 – February 2011); Director, Muscular Dystrophy Association (since 2019);
and Trustee of Gregorian
University Foundation (1992 –
					2007).
60	Other Information

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinate Elected: 12/18	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	62	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee Chairperson of the Governance Committee	Term: Indefinate Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	62	1998 to December 2008,
Chairman, Board Member and
December 2008 to present,
Investment Committee
Member, Healthcare Georgia
Foundation (private
foundation); September 2002
to 2012, Lead Director and
Board Member, Amerigroup
Corp. (managed health care);
1999 to 2013, Board Member
and (2001-2017) Investment
Committee Member, Woodruff
Arts Center; and 2003 to 2009,
Trustee, Gettysburg College;
Board member, Aerocare
Holdings, Regenesis
					Biomedical Inc.

Bruce D. Taber c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1943	Trustee and Co-Chairperson of the Valuation Committee, Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinate Elected: 1/14	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies).	44	None.

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinate Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	62	None.
Other Information	61

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinate Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).	62	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 – present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 – present).

(1)	The individual listed above is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)	Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President and Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinate Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
62	Other Information

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 11/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 – July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President at Eaton Vance Corp. (October 2010 – October 2019).

Timothy Collins SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021); Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010-March 2018).
Other Information	63

State Street Institutional Investment Trust
Other Information, continued — September 30, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019); Associate, Ropes & Gray LLP (November 2012 – August 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
64	Other Information

State Street Institutional Investment Trust
Shareholder Services
INSIDE THE RETIREMENT SAVINGS PLAN
Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:
GE Retirement Savings Plan Service Center: 1-877-55-GERSP (1-877-554-3777)
or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP
OUTSIDE THE RETIREMENT SAVINGS PLAN
If shares of the Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:
SSGA Funds Management, Inc.: 1-800-242-0134
or visit www.ssga.com
66	Shareholder Services

Trustees
Michael F. Holland, Co-Chairperson
Patrick J. Riley, Co-Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Bruce D. Taber
Ellen M. Needham
Officers
Ellen M. Needham, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David K. Lancaster, Assistant Treasurer
Sean O'Malley, Chief Legal Officer
David Barr, Secretary
Timothy Collins, Assistant Secretary
David Urman, Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
BBD LLP
1835 Market Street
Philadelphia, Pennsylvania 19103

(b) Not Applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Investment Trust (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland, Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal period ended September 30, 2021, the aggregate audit fees billed for professional services rendered by BBD LLP (“BBD”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by BBD in connection with the Trust’s statutory and regulatory filings and engagements were $45,500.

(b)	Audit-Related Fees

For the fiscal period ended September 30, 2021, there were no fees for assurance and related services by BBD reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal period ended September 30, 2021, the aggregate tax fees billed for professional services rendered by BBD for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $0.

(d)	All Other Fees

For the fiscal period ended September 30, 2021, there were no fees billed for professional services rendered by BBD for products and services provided by BBD to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal period ended September 30, 2021, the aggregate fees for professional services rendered by BBD for products and services provided by BBD to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Trust’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Trust’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid by Adviser and Certain Affiliates

For the fiscal period ended September 30, 2021, the aggregate non-audit fees billed by BBD for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were approximately $0.

(h)

BBD notified the Trust’s Audit Committee of all non-audit services that were rendered by BBD to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining BBD’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date: December 3, 2021

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date: December 3, 2021